                                                            File No. 333-23723
                                                            File No. 811-8836
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-4

REGISTRATION STATEMENT  UNDER THE SECURITIES ACT OF 1933                     [ ]
      Post-Effective Amendment No.  3                                        [X]
                                  -----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
                    Amendment No.   4                                        [X]
                                  -----

                        SBL VARIABLE ANNUITY ACCOUNT VIII
                              (VARIFLEX SIGNATURE)
                           (Exact Name of Registrant)

                     Security Benefit Life Insurance Company
                               (Name of Depositor)

                 700 Harrison Street, Topeka, Kansas 66636-0001
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, Including Area Code:
                                 (785) 431-3000

                                                   Copies To:

Amy J. Lee, Associate General Counsel              Jeffrey S. Puretz, Esq.
Security Benefit Group Building                    Dechert, Price & Rhoads
700 Harrison Street                                1775 Eye Street, NW
Topeka, KS 66636-0001                              Washington, DC 20005
(Name and address of Agent for Service)

It is proposed that this filing will become effective:

[ ] immediately  upon filing  pursuant to paragraph (b) of Rule 485
[ ] on April 30, 1999,  pursuant to paragraph  (b) of Rule 485
[ ] 60 days after  filing  pursuant to paragraph (a)(1) of Rule 485
[X] on April 30, 1999, pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on April 30, 1999, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in a separate account under individual and group flexible premium deferred variable annuity contracts.

                       VARIFLEX SIGNATURE VARIABLE ANNUITY

                 INDIVIDUAL AND GROUP FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT

                                   ISSUED BY:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                             700 SW HARRISON STREET
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497

    This Prospectus describes the Variflex Signature Variable Annuity--a flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company ("Security Benefit"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available for individuals and groups in connection with a retirement plan qualified under Section 401, 403(b), 408, 408A or 457 of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

    You may allocate your purchase payments to one or more of the Subaccounts that comprise a separate account of Security Benefit called the Variable Annuity Account VIII, or to the Fixed Account. Each Subaccount invests in a corresponding Series of the SBL Fund. The Subaccounts currently available under the Contract are:

*  Growth                               *  Managed Asset Allocation
*  Growth-Income                        *  Equity Income
*  Money Market                         *  High Yield
*  Worldwide Equity                     *  Social Awareness
*  High Grade Income                    *  Value
*  Mid Cap                              *  Small Cap
*  Global Aggressive Bond               *  Enhanced Index
*  Specialized Asset Allocation         *  Select 25
*  International

    Amounts allocated to the Fixed Account will accrue interest at rates that are paid by Security Benefit as described in "The Fixed Account," page 23. Contract Value in the Fixed Account is guaranteed by Security Benefit.

    Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. No minimum amount of Contract Value is guaranteed.

    When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options," page 22.

    You may return a Contract according to the terms of its Free-Look Right. See "Free-Look Right," page 18.

    This Prospectus concisely sets forth information about the Contract and the Separate Account that youshould know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 1998, which has been filed with the Securities and Exchange Commission contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing Security Benefit at 700 Harrison Street, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 36 of this Prospectus.

    The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.


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THE  SECURITIES AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR DISAPPROVED  THESE
SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE SBL FUND. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT WILL GO UP AND DOWN AND YOU COULD LOSE MONEY. DATE: MAY 1, 1999

                                TABLE OF CONTENTS

                                                                            Page

DEFINITIONS...............................................................    4
SUMMARY...................................................................    5
  Purpose of the Contract.................................................    5
  The Separate Account and the SBL Fund...................................    5
  Fixed Account...........................................................    5
  Purchase Payments.......................................................    5
  Contract Benefits.......................................................    5
  Free-Look Right.........................................................    5
  Charges and Deductions..................................................    5
    Contingent Deferred Sales Charge......................................    5
    Mortality and Expense Risk Charge.....................................    6
    Administration Charge.................................................    6
    Premium Tax Charge....................................................    6
    Other Expenses........................................................    6
  Contacting Security Benefit.............................................    6
EXPENSE TABLE.............................................................    7
  Contractual Expenses....................................................    7
  Annual Separate Account Expenses........................................    7
  Annual Mutual Fund Expenses.............................................    7
  Examples................................................................    8
CONDENSED FINANCIAL INFORMATION...........................................    9
INFORMATION ABOUT SECURITY BENEFIT, THE SEPARATE ACCOUNT, AND SBL FUND....   11
  Security Benefit Life Insurance Company.................................   11
  Year 2000 Compliance....................................................   11
  Published Ratings.......................................................   11
  Separate Account........................................................   12
  SBL Fund................................................................   12
    Series A (Growth Series)..............................................   12
    Series B (Growth-Income Series).......................................   12
    Series C (Money Market Series)........................................   13
    Series D (Worldwide Equity Series)....................................   13
    Series E (High Grade Income Series)...................................   13
    Series H (Enhanced Index Series)......................................   13
    Series I (International Series).......................................   13
    Series J (Mid Cap Series).............................................   13
    Series K (Global Aggressive Bond Series)..............................   13
    Series M (Specialized Asset Allocation Series)........................   13
    Series N (Managed Asset Allocation Series)............................   13
    Series O (Equity Income Series).......................................   13
    Series P (High Yield Series)..........................................   13
    Series S (Social Awareness Series)....................................   13
    Series V (Value Series)...............................................   13
    Series X (Small Cap Series)...........................................   13
    Series Y (Select 25 Series)...........................................   14
    The Investment Adviser................................................   14
THE CONTRACT..............................................................   14
  General.................................................................   14
  Application for a Contract..............................................   14
  Purchase Payments.......................................................   14
  Allocation of Purchase Payments.........................................   15
  Dollar Cost Averaging Option............................................   15
  Asset Reallocation Option...............................................   16
  Transfers of Contract Value.............................................   16
  Contract Value..........................................................   16
  Determination of Contract Value.........................................   17
  Full and Partial Withdrawals............................................   17
  Systematic Withdrawals..................................................   18
  Free-Look Right.........................................................   18
  Death Benefit...........................................................   18
  Distribution Requirements...............................................   19
  Death of the Annuitant..................................................   19
CHARGES AND DEDUCTIONS....................................................   19
  Contingent Deferred Sales Charge........................................   19
  Waiver of Withdrawal Charge.............................................   20
  Mortality and Expense Risk Charge.......................................   20
  Administration Charge...................................................   21
  Premium Tax Charge......................................................   21
  Other Charges...........................................................   21
  Variations in Charges...................................................   21
  Guarantee of Certain Charges............................................   21
  SBL Fund Expenses.......................................................   21
ANNUITY PERIOD............................................................   21
  General.................................................................   21
  Annuity Options.........................................................   22
    Option 1--Life Income.................................................   22
    Option 2--Life Income with Guaranteed Payment of 5, 10, 15 or 20 Years   22
    Option 3--Life with Installment Refund Option.........................   22
    Option 4--Joint and Last Survivor.....................................   22
    Option 5--Payments for a Specified Period.............................   23
    Option 6--Payments of a Specified Amount..............................   23
    Option 7--Period Certain..............................................   23
    Option 8--Joint and Contingent Survivor Option........................   23
    Value of Variable Annuity Payments: Assumed Interest Rate.............   23
  Selection of an Option..................................................   23
THE FIXED ACCOUNT.........................................................   23
  Interest................................................................   24
  Death Benefit...........................................................   24
  Contract Charges........................................................   24
  Transfers and Withdrawals from the Fixed Account........................   24
  Payments from the Fixed Account.........................................   25
MORE ABOUT THE CONTRACT...................................................   25
  Ownership...............................................................   25
    Joint Owners..........................................................   25
  Designation and Change of Beneficiary...................................   25
  Participating...........................................................   25
  Payments from the Separate Account......................................   25
  Proof of Age and Survival...............................................   26
  Misstatements...........................................................   26
  Loans...................................................................   26
  Restrictions on Withdrawals from Qualified Plans........................   27
FEDERAL TAX MATTERS.......................................................   27
  Introduction............................................................   27
  Tax Status of Security Benefit and the Separate Account.................   28
    General...............................................................   28
    Charge for Security Benefit Taxes.....................................   28
    Diversification Standards.............................................   28
  Income Taxation of Annuities in General--Non-Qualified Plans............   28
    Surrenders or Withdrawals Prior to the Annuity Start Date.............   29
    Surrenders or Withdrawals on or after Annuity Start Date..............   29
    Penalty Tax on Certain Surrenders and Withdrawals.....................   29
  Additional Considerations...............................................   29
    Distribution-at-Death Rules...........................................   29
    Gift of Annuity Contracts.............................................   29
    Contracts Owned by Non-Natural Persons................................   30
    Multiple Contract Rule................................................   30
    Possible Tax Changes..................................................   30
    Transfers, Assignments or Exchanges of a Contract.....................   30
  Qualified Plans.........................................................   30
    Section 401...........................................................   31
    Section 403(b)........................................................   31
    Section 408...........................................................   32
    Section 457...........................................................   32
    Rollovers.............................................................   33
    Tax Penalties.........................................................   33
    Withholding...........................................................   33
OTHER INFORMATION.........................................................   34
  Voting of SBL Fund Shares...............................................   34
  Substitution of Investments.............................................   34
  Changes to Comply with Law and Amendments...............................   35
  Reports to Owners.......................................................   35
  Telephone Transfer Privileges...........................................   35
  Legal Proceedings.......................................................   35
  Legal Matters...........................................................   35
PERFORMANCE INFORMATION...................................................   35
ADDITIONAL INFORMATION....................................................   36
  Registration Statement..................................................   36
  Financial Statements....................................................   36
STATEMENT OF ADDITIONAL INFORMATION.......................................   36
APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement

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YOU MAY NOT BE ABLE TO  PURCHASE  THE  CONTRACT  IN YOUR  STATE.  YOU SHOULD NOT
CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.
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
                                   DEFINITIONS

    Various terms commonly used in this Prospectus are defined as follows:

    ACCUMULATION PERIOD -- The period commencing on the Contract Date and ending on the Annuity Start Date or, if earlier, when you terminate the Contract, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

    ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.

    ANNUITANT -- The person that you designate to receive annuity payments. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

    ANNUITY -- A series of periodic income payments made by Security Benefit to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

    ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.


    ANNUITY PERIOD -- The period beginning on the Annuity Start Date during which annuity payments are made.


    ANNUITY START DATE -- The date when annuity payments are to begin.


    AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which purchase payments are automatically paid fromyour bank account on a specified day of each month or a salary reduction agreement.

    CONTRACT DATE -- The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial purchase payment is credited to the Contract.

    CONTRACT DEBT -- The unpaid loan balance including loan interest.

    CONTRACTOWNER OR OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.


    CONTRACT VALUE -- The total value of a Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.


    CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

    DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint
Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.


    FIXED ACCOUNT -- An account that is part of Security Benefit's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than 3 percent) declared periodically by Security Benefit.


    GENERAL ACCOUNT -- All assets of Security Benefit other than those allocated to the Separate Account or to any other separate account of Security Benefit.

    GROUP CONTRACT - A Contract issued to a group in connection with a Qualified Plan under which record of participants' interests in the Contract is not maintained by Security Benefit.

    HOME OFFICE -- The Annuity Administration Department of Security Benefit, P.O. Box 750497, Topeka, Kansas 66675-0497.

    HOSPITAL -- An institution that is licensed as such by the Joint Commission of Accreditation of Hospitals, or any lawfully operated institution that provides in-patient treatment of sick and injured persons through medical, diagnostic and surgical facilities directed by physicians and 24 hour nursing services.

    PARTICIPANT - A Participant under a Qualified Plan.

    PURCHASE PAYMENT -- An amount paid to Security Benefit as consideration for the Contract.

    QUALIFIED SKILLED NURSING FACILITY -- A facility licensed by the state to provide on a daily basisconvalescent or chronic care for in-patients who, by reason of infirmity or illness, are not able to care for themselves.

    SBL FUND -- A diversified, open-end management investment company commonly referred to as a mutual fund.

    SEPARATE ACCOUNT -- The Variable Annuity Account VIII. A separate account of Security Benefit thatconsists of accounts, referred to as Subaccounts, each of which invests in a corresponding Series of the SBL Fund.


    SUBACCOUNT -- A division of the Separate Account of Security Benefit which invests in a corresponding series of the SBL Fund. Currently, seventeen Subaccounts are available under the Contract.


    TERMINAL ILLNESS -- An incurable condition that with a degree of medical certainty will result in death within one year.


    VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


    VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.


    WITHDRAWAL VALUE -- The amount you will receive upon full withdrawal of the Contract.It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, and any uncollected premium taxes.

                                     SUMMARY

    This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," page 23 and in the Contract.

PURPOSE OF THE CONTRACT

    The  flexible   purchase   payment   deferred   variable   annuity  contract
("Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

    You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). You may also purchase the Contract, on a group or individual basis, in connection with a retirement plan qualified under
Section 401, 403(b), 408, 408A, or 457 of the Internal Revenue Code of 1986, as amended. These plans are sometimes referred to in this Prospectus as "Qualified Plans."

THE SEPARATE ACCOUNT AND SBL FUND

    The Separate Account is currently divided into seventeen accounts referred to as Subaccounts. See "Separate Account," page 12. Each Subaccount invests exclusively in shares of a corresponding Series of the SBL Fund. The Series of SBL Fund, each of which has a different investment objective or objectives, are as follows: Growth Series, Growth-Income Series, Money Market Series, Worldwide Equity Series, High Grade Income Series, Enhanced Index Series, International Series,Mid Cap Series, Global Aggressive Bond Series, Specialized Asset Allocation Series, Managed Asset Allocation Series, Equity Income Series, High Yield Series, Social Awareness Series, Value Series, Small Cap Series and Select 25 Series. See "SBL Fund," page 12.

    You may allocate all or part of your purchase payments to the Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Series of SBL Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

FIXED ACCOUNT

    You may allocate all or part of your purchase payments to the Fixed Account, which is part of Security Benefit's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of Security Benefit and are guaranteed to be at least an effective annual rate of 3 percent. See "The Fixed Account," page 23.

PURCHASE PAYMENTS

    The minimum initial purchase payment is $25,000. Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $500. See "Purchase Payments," page 14.

CONTRACT BENEFITS

    You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, subject to certain restrictions as described in "The Contract," page 14 and "The Fixed Account," page 23.

    At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, may be taken from Contract Value, subject to certain restrictions described in "The Fixed Account," page 23. See "Full and Partial Withdrawals," page 17 and "Federal Tax Matters," page 27 for more information about withdrawals, including the 10 percent penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

    The Contract provides for a death benefit upon the death of the Ownerprior to the Annuity Start Date. A death benefit is not available, however, under a Group Contract. See "Death Benefit," page 18 for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. Security Benefit guarantees annuity payments under the fixed Annuity Options. See "Annuity Period," page 21.

FREE-LOOK RIGHT

    You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, Security Benefit will refund to you purchase payments allocated to the Fixed Account plus the Contract Value in the Subaccounts plus any charges deducted from Contract Value in the Subaccounts. Security Benefit will refund purchase payments allocated to the Subaccounts rather than the Contract Value in those states where it is required to do so.

CHARGES AND DEDUCTIONS

    Security Benefit does not deduct sales load from purchase payments before allocating them to the Contract Value. Certain charges will be deducted in connection with the Contract as described below.

CONTINGENT DEFERRED SALES CHARGE

    If you withdraw Contract Value, Security Benefit may deduct a contingent deferred sales charge (which may also be referred to as a withdrawal charge). The amount of the withdrawal charge depends on the Contract Year in which the withdrawal is made. The withdrawal charge will be waived on withdrawals to the extent that total withdrawals, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows. The Free Withdrawal amount is equal in the first Contract Year, to 10 percent of purchase payments made during the year and, in any subsequent Contract Year, to 10 percent of Contract Value as of the first day of that Contract Year. The withdrawal charge applies to the portion of any withdrawal that exceeds the Free Withdrawal amount to the extent that portion of the withdrawal does not exceed total purchase payments, reduced by any previous withdrawals (not including free withdrawals). For the purpose of determining any withdrawal charge, Security Benefit deems withdrawals to be made first from purchase payments and then from earnings. The amount of the charge will depend on the Contract Year in which the withdrawal is made according to the following schedule:

          CONTRACT YEAR           WITHDRAWAL CHARGE
          -------------           -----------------
                1                        6%
                2                        6%
                3                        5%
                4                        4%
                5                        3%
                6                        2%
           7 and later                   0%

    The amount of the withdrawal charge assessed against your Contract will never exceed 6 percent of purchase payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least 5 years. Subject to insurance department approval, Security Benefit will also waive the withdrawal charge on a full or partial withdrawal if the Owner has been diagnosed with a medically determinable condition which results in a life expectancy of one year or less, or upon confinement to a Hospital or Qualified Skilled Nursing Facility for 90 consecutive days or more. See "Contingent Deferred Sales Charge," page 19.

MORTALITY AND EXPENSE RISK CHARGE

    Security Benefit deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 1.25 percent of each Subaccount's average daily net assets (1.2 percent with respect to Contract Value applied under Annuity Options 1 through 4, 7 and 8). See "Mortality and Expense Risk Charge," page 20.

ADMINISTRATION CHARGE

    Security Benefit deducts a daily administration charge equal to an annual rate of 0.15 percent of each Subaccount's average daily net assets. Security Benefit does not assess the administration charge against Contract Value which has been applied under Annuity Options 1 through 4, 7 and 8. See "Administration Charge," page 21.

PREMIUM TAX CHARGE

    Security Benefit assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on annuitization or upon full withdrawal if a premium tax was incurred by Security Benefit and is not refundable. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by Security Benefit and is not refundable. Security Benefit reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0 percent to 3.5 percent. See "Premium Tax Charge" on page 21.

OTHER EXPENSES


    Security Benefit pays the operating expenses of the Separate Account. Investment advisory fees and operating expenses of SBL Fund are paid by the Fund and are reflected in the net asset value of the Fund shares. For a description of these charges and expenses, see the Prospectus for SBL Fund.

CONTACTING SECURITY BENEFIT

    You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 431-3112 or 1-800-888-2461, extension 3112.

                                  EXPENSE TABLE

    The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly if you allocate Contract Value to the Subaccounts. The table reflects any contractual charges, expenses of the Separate Account, and charges and expenses of the SBL Fund. The table does not reflect premium taxes that may be imposed by various jurisdictions. See "Premium Tax Charge," page 21. The information contained in the table is not generally applicable to amounts allocated to the Fixed Account.

    For a complete description of a Contract's costs and expenses, see "Charges and Deductions," page 19. For a more complete description of the SBL Fund's costs and expenses, see the SBL Fund Prospectus, which accompanies this Prospectus.

CONTRACTUAL EXPENSES

Sales load on purchase payments.....................................     None
Contingent deferred sales charge (as a percentage of amount
 withdrawn attributable to Purchase Payments).......................     6%(1)
Transfer Fee (per transfer).........................................     None

ANNUAL SEPARATE ACCOUNT EXPENSES (AS A PERCENTAGE OF EACH
 SUBACCOUNT'S AVERAGE DAILY NET ASSETS)
Annual Mortality and Expense Risk Charge............................    1.25%
Annual Administration Charge........................................    0.15%
Total Separate Account Annual Expenses..............................    1.40%

ANNUAL MUTUAL FUND EXPENSES (AS A PERCENTAGE OF EACH SERIES' AVERAGE
 DAILY NET ASSETS)

                                         ADVISORY FEE                   TOTAL
                                          (AFTER FEE      OTHER      MUTUAL FUND
                                         WAIVER)(2),(3) EXPENSES(4)  EXPENSES(3)

Growth (Series A)........................    0.75%         0.06%        0.81%
Growth-Income (Series B).................    0.75%         0.05%        0.80%
Money Market (Series C)..................    0.50%         0.07%        0.57%
Worldwide Equity (Series D)..............    1.00%         0.26%        1.26%
High Grade Income (Series E).............    0.75%         0.08%        0.83%
Enhanced Index Series (Series H).........    0.75%         0.22%        0.97%
International Series (Series I)..........    1.10%         0.57%        1.67%
Social Awareness (Series S)..............    0.75%         0.07%        0.82%
Mid Cap (Series J).......................    0.75%         0.07%        0.82%
Global Aggressive Bond (Series K)........    0.75%         0.90%        1.65%
Specialized Asset Allocation (Series M)..    1.00%         0.24%        1.24%
Managed Asset Allocation (Series N)......    1.00%         0.22%        1.22%
Equity Income (Series O).................    1.00%         0.08%        1.08%
High Yield Series (Series P).............    0.00%         0.18%        0.18%
Value Series (Series V)..................    0.75%         0.14%        0.89%
Small Cap Series (Series X)..............    0.00%         0.59%        0.59%
Select 25 (Series Y).....................    0.75%         0.34%        1.09%

1. The amount of the contingent deferred sales charge is determined by reference to the Contract Year in which the withdrawal is made. Withdrawals in the first Contract Year are subject to a charge of 6 percent declining to 0 percent in Contract Year 7 and later. A free withdrawal is available in each Contract Year equal to (1) 10 percent of Purchase Payments in the first Contract Year, and (2) 10 percent of Contract Value at the beginning of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals," page 17 and "Contingent Deferred Sales Charge," page 19 for more information.

2. During the fiscal year ended December 31, 1997, the Investment Adviser waived the advisory fee of Series P and Series X. During the fiscal year ending December 31, 1998, the Investment adviser will waive the advisory fees of Series P and Series X; absent such waiver, the advisory fee of Series P would have been .75 percent and that of Series X would have been 1.00%. There can be no assurance that the Investment Adviser will continue to waive the Series advisory fees after December 31,1998.

3. During the fiscal year ended December 31, 1997, the Investment Manager waived the management fees of Series K and Series V and continued such waiver through April 30, 1998. Expense information for Series K and V has been restated to reflect the fees that would have been applicable had there been no fee waiver.

4. Other Expenses for Series V and Series X are based on estimated amounts for the current fiscal year.

EXAMPLES


    The examples presented below show the expenses that you would pay at the end of one, three, five or ten years (except for the Value, Small Cap, Enhanced Index, International and Select 25 Subaccounts which show expenses for only the one and three year periods). The information presented applies if, at the end of those time periods, the Contract is (1) surrendered, or (2) annuitized or otherwise not surrendered. The examples show expenses based upon an allocation of $1,000 to each of the Subaccounts and a hypothetical return of 5 percent.

    YOU SHOULD NOT CONSIDER THE EXAMPLES BELOW A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE 5 PERCENT RETURN ASSUMED IN THE EXAMPLES IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ACTUAL RETURNS, WHICH MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.

    Example -- You would pay the expenses shown below assuming full withdrawal of the Contract at the end of the applicable time period:

                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                              ------  -------  -------  --------
     Growth Subaccount........................ $76      $114    $145     $254
     Growth-Income Subaccount.................  76       114     145      253
     Money Market Subaccount..................  74       107     133      230
     Worldwide Equity Subaccount..............  81       127     168      299
     High Grade Income Subaccount.............  77       114     146      256
     Enhanced Index Subaccount................  78       119     153      271
     International Subaccount.................  79       122     159      283
     Mid Cap Subaccount.......................  77       114     146      255
     Global Aggressive Bond Subaccount........  85       139     187      336
     Specialized Asset Allocation Subaccount..  81       127     167      297
     Managed Asset Allocation Subaccount......  81       126     166      295
     Equity Income Subaccount.................  79       122     159      282
     High Yield Subaccount....................  70        95     113      188
     Social Awareness Subaccount..............  77       114     146      255
     Value Subaccount.........................  77       116     149      263
     Small Cap Subaccount.....................  74       107     134      232
     Select 25 Subaccount.....................  79       122     159      283

     Example -- You would pay the expenses shown below assuming NO withdrawals:

                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                              ------  -------  -------  --------
     Growth Subaccount........................ $22       $69    $118     $254
     Growth-Income Subaccount.................  22        69     118      253
     Money Market Subaccount..................  20        62     106      230
     Worldwide Equity Subaccount..............  27        83     141      299
     High Grade Income Subaccount.............  23        70     119      256
     Enhanced Index Subaccount................  24        74     127      271
     International Subaccount.................  31        95     161      338
     Mid Cap Subaccount.......................  23        69     119      255
     Global Aggressive Bond Subaccount........  31        94     160      336
     Specialized Asset Allocation Subaccount..  27        82     140      297
     Managed Asset Allocation Subaccount......  27        81     139      295
     Equity Income Subaccount.................  25        77     132      282
     High Yield Subaccount....................  16        50      86      188
     Social Awareness Subaccount..............  23        69     119      255
     Value Subaccount.........................  23        72     123      263
     Small Cap Subaccount.....................  20        62     107      232
     Select 25 Subaccount.....................  25        78     133      283

                         CONDENSED FINANCIAL INFORMATION

    The following condensed financial information presents accumulation unit values for the years ended December 31, 1998, 1997 and 1996 and for the period April 1, 1995 (date of inception) through December 31, 1995, as well as ending accumulation units outstanding under each Subaccount.

GROWTH SUBACCOUNT                       1996         1997^1          1998
-----------------                       ----         ----           ----
Accumulation unit value:
     Beginning of period...........    $13.20        $15.96        $20.26
     End of period.................     15.96         20.26         25.06
Accumulation units outstanding
 at the end of period..............  1,987,463     3,449,970     4,778,310

GROWTH-INCOME SUBACCOUNT
Accumulation unit value:
     Beginning of period..........     $12.70        $14.80        $18.46
     End of period................      14.80         18.46         19.58
Accumulation units outstanding
 at the end of period.............   1,388,519     2,571,374     3,161,657

MONEY MARKET SUBACCOUNT
Accumulation unit value:
     Beginning of period..........     $10.35        $10.72        $11.12
     End of period................      10.72         11.12         11.51
Accumulation units outstanding
 at the end of period.............   1,520,180     1,754,200     2,099,523

WORLDWIDE EQUITY SUBACCOUNT
Accumulation unit value:
     Beginning of period..........     $11.42        $13.21        $13.87
     End of period................      13.21         13.87         16.43
Accumulation units outstanding
 at the end of period.............   1,183,160     1,835,594     2,293,514

HIGH GRADE INCOME SUBACCOUNT
Accumulation unit value:
     Beginning of period..........     $11.56        $11.31        $12.27
     End of period................      11.31         12.27         13.07
Accumulation units outstanding
 at the end of period.............   1,631,708     1,607,065     2,409,250

MID CAP SUBACCOUNT
Accumulation unit value:
     Beginning of period..........     $11.89        $13.84        $16.37
     End of period................      13.84         16.37         19.04
Accumulation units outstanding
 at the end of period.............     772,390     1,234,228     1,468,017

GLOBAL AGGRESSIVE BOND SUBACCOUNT
Accumulation unit value:
     Beginning of period..........     $10.67        $11.96        $12.43
     End of period................      11.96         12.43         13.10
Accumulation units outstanding
 at the end of period.............     328,077       382,445       364,793

SPECIALIZED ASSET ALLOCATION SUBACCOUNT
Accumulation unit value:
     Beginning of period..........     $10.62        $11.96        $12.52
     End of period................      11.96         12.52         13.90
Accumulation units outstanding
 at the end of period.............   1,361,078     1,454,825     1,063,148

MANAGED ASSET ALLOCATION SUBACCOUNT
Accumulation unit value:
     Beginning of period..........     $10.64        $11.84        $13.82
     End of period................      11.84         13.82         16.14
Accumulation units outstanding
 at the end of period.............     715,033     1,213,323     1,927,318

EQUITY INCOME SUBACCOUNT
Accumulation unit value:
     Beginning of period..........     $11.61        $13.73        $17.38
     End of period................      13.73         17.38         18.69
Accumulation units outstanding
 at the end of period.............   1,764,015     3,117,060     3,562,159

HIGH YIELD SUBACCOUNT
Accumulation unit value:
     Beginning of period..........      ---          $10.00         11.84
     End of period................      ---           11.84         12.36
Accumulation units outstanding
 at the end of period.............      ---          316,416       945,133

SOCIAL AWARENESS SUBACCOUNT
Accumulation unit value:
     Beginning of period..........     $12.56        $14.69        $17.78
     End of period................      14.69         17.78         23.04
Accumulation units outstanding
 at the end of period.............     220,549       541,120     1,140,285

VALUE SUBACCOUNT
Accumulation unit value:
     Beginning of period..........       ---          $10.00         13.01
     End of period................       ---           13.01         14.96
Accumulation units outstanding
at the end of period..............       ---         372,693      1,108,840

SMALL CAP SUBACCOUNT
Accumulation unit value:
     Beginning of period..........       ---          $10.00          9.55
     End of period................       ---            9.55         10.50
Accumulation units outstanding
 at the end of period.............       ---          25,182        280,763

1. High Yield Subaccount and Value Subaccount for the period July 3, 1997 (inception) through December 31, 1997. Small Cap Subaccount for the period October 15, 1997 (inception) through December 31, 1997.

     INFORMATION ABOUT SECURITY BENEFIT, THE SEPARATE ACCOUNT, AND SBL FUND

SECURITY BENEFIT LIFE INSURANCE COMPANY

    Security Benefit is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

    On July 31, 1998, Security Benefit converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Contractowners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from Security Benefit after that date automatically become members in the mutual holding company.

    Security Benefit offers a complete line of life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 1998, The Company had total assets of approximately $7.9 billion. Together with its subsidiaries, The Company has total funds under management of approximately $8.8 billion.

    The Principal Underwriter for the Contracts is Security Distributors, Inc. ("SDI"), 700 SW Harrison Street, Topeka, Kansas 66636-0001. SDI is registered as a broker/dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Group, a financial services holding company wholly owned by Security Benefit.

YEAR 2000 COMPLIANCE


    Like other insurance companies, as well as other financial and business organizations around the world, Security Benefit and SBL Fund could be adversely affected if the computer systems used by Security Benefit or the Fund's Investment Adviser, and other service providers, in performing their administrative functions do not properly process and calculate date-related information and data before, during and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact (i) the administrative services provided by Security Benefit with respect to the Contract and (ii) the management services provided to SBL Fund by the Investment Adviser, as well as transfer agency, accounting, custody, distribution and other services provided to the Fund.

    Security Benefit and the Investment Adviser have adopted a plan to be "Year 2000 Compliant" with respect to both their internally built systems as well as systems provided by external vendors. We consider a system Year 2000 Compliant when it is able to correctly process, provide and/or receive data before, during and after the Year 2000. Security Benefit and the Investment Adviser's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory their internal and external hardware, software, telecommunications and data transmissions to customers and conduct a risk assessment with respect to the impact that a failure on any such system would have on its business operations;
(2) to modify or replace their internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test their systems for Year 2000 compliance. Security Benefit and the Investment Adviser have completed the inventory of their internal and external systems and have made substantial progress toward completing the modification/replacement of its internal systems as well as toward obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing commenced in early 1998 and will extend into the first six months of 1999.

    Although Security Benefit and the Investment Adviser have taken steps to ensure that their systems will function properly before, during and after the Year 2000, their key operating systems and information sources are provided by or through external vendors which creates uncertainty to the extent Security Benefit and the Investment Adviser are relying on the assurance of such vendors as to whether their systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to Security Benefit and the Investment Adviser at this time but could have a material adverse impact on the operations of the Security Benefit, the separate account, the underlying Fund and the Investment Adviser.


    The Year 2000 Problem is also expected to impact companies, which may include issuers of portfolio securities held by SBL Fund, to varying degrees based upon various factors, including, but not limited to, the company's industry sector and degree of technological sophistication. The Fund and the Investment Adviser are unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.


PUBLISHED RATINGS


    Security Benefit may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of Security Benefit and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of Security Benefit as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT

    Security Benefit established the Separate Account under Kansas law on September 12, 1994. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of Security Benefit. K.S.A. 40-436 provides that assets in a separate account attributable to the reserves and other liabilities under the contracts may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contracts so provide. The Contract contains such a provision. Security Benefit owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. Security Benefit may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of Security Benefit. Security Benefit may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

    The Separate Account is currently divided into seventeen Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a specific Series of the SBL Fund. Security
Benefit may in the future establish additional Subaccounts of the Separate Account, which may invest in other Series of the SBL Fund or in other securities, mutual funds, or investment vehicles.

    The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of Security Benefit.

SBL FUND


    SBL Fund is a diversified, open-end management investment company of the series type. It is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Fund. SBL Fund currently has seventeen separate portfolios ("Series"), each of which pursues different investment objectives and policies.

    Shares of the Fund currently are offered only for purchase by separate accounts of Security Benefit to serve as an investment medium for variable life insurance policies and variable annuity contracts issued by Security Benefit. Thus, SBL Fund serves as an investment medium for both variable life insurance policies and variable annuity contracts. This is called "mixed funding." Shares of SBL Fund also may be sold in the future to separate accounts of other insurance companies, both affiliated and not affiliated with Security Benefit. This is called "shared funding." Security Benefit currently does not foresee any disadvantages to Contractowners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts for which SBL Fund serves as an investment medium might at some time be in conflict. However, Security Benefit, the Fund's Board of Directors, and any other insurance companies that participate in SBL Fund in the future are required to monitor events in order to identify any material conflicts that arise from the use of the Fund for mixed and/or shared funding. SBL Fund's Board of Directors is required to determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, Security Benefit might be required to withdraw the investment of one or more of its separate accounts from SBL Fund. This might force the Fund to sell securities at disadvantageous prices.

    A summary of the investment objective of each Series of SBL Fund is set forth below. We cannot assure that any Series will achieve its objective. More detailed information is contained in the accompanying prospectus of SBL Fund, including information on the risks associated with the investments and investment techniques of each Series.

SBL FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

SERIES A (GROWTH SERIES)

    Amounts that you allocate to the Growth Subaccount are invested in Series A. The investment objective of Series A is to seek long-term capital growth by investing in a broadly diversified portfolio of common stocks, securities convertible into common stocks, preferred stocks, bonds and other debt securities.

SERIES B (GROWTH-INCOME SERIES)

    Amounts that you allocate to the Growth-Income Subaccount are invested in Series B. Series B seeks long-term growth of capital with secondary emphasis on income by investing in various types of securities, including common stocks, convertible securities, preferred stocks and debt securities. Series B's investments in debt securities may include securities rated below investment grade. Series B may also temporarily invest in government bonds or commercial paper.

SERIES C (MONEY MARKET SERIES)

    Amounts that you allocate to the Money Market Subaccount are invested in Series C. The investment objective of Series C is to provide as high a level of current income as is consistent with preserving capital. It invests in high quality money market instruments with maturities of not longer than thirteen months.

SERIES D (WORLDWIDE EQUITY SERIES)

    Amounts that you allocate to the Worldwide Equity Subaccount are invested in Series D. The investment objective of Series D is to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States.

SERIES E (HIGH GRADE INCOME SERIES)

    Amounts that you allocate to the High Grade Income Subaccount are invested in Series E. The investment objective of Series E is to provide current income with security of principal. Series E seeks to achieve this investment objective by investing in a broad range of debt securities, including U.S. and foreign corporate debt securities and securities issued by the U.S. and foreign governments.

SERIES H (ENHANCED INDEX SERIES)

    Amounts that you allocate to the Enhanced Index Subaccount are invested in Series H. The investment objective of Series H is to seek to outperform the S&P 500 Index through stock selection resulting in different weightings of common stocks relative to the index.

SERIES I (INTERNATIONAL SERIES)

    Amounts that you allocate to the International Subaccount are invested in Series I. The investment objective of Series I is to seek long-term capital appreciation by investing primarily in non-U.S. equity securities and other securities with equity characteristics.

SERIES J (MID CAP SERIES)

    Amounts that you allocate to the Mid Cap  Subaccount  are invested in Series
J. The investment objective of Series J is to seek capital appreciation through investment in a broadly diversified portfolio of securities which may include common stocks, preferred stocks, debt securities and securities convertible into common stocks.

SERIES K (GLOBAL AGGRESSIVE BOND SERIES)

    Amounts that you allocate to the Global Aggressive Bond Subaccount are invested in Series K. The investment objective of Series K is to seek high current income and, as a secondary objective, capital appreciation by investing in a combination of foreign and domestic high-yield, lower rated debt securities (commonly known as "junk bonds").

SERIES M ( SPECIALIZED ASSET ALLOCATION SERIES)

    Amounts that you allocate to the Specialized Asset Allocation Subaccount are invested in Series M. The investment objective of Series M is to seek high total return consisting of capital appreciation and current income. Series M seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors, including equity and debt securities of domestic and foreign issues.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

    Amounts that you allocate to the Managed Asset Allocation Subaccount are invested in Series N. The investment objective of Series N is to seek a high level of total return by investing primarily in a diversified portfolio of debt and equity securities.

SERIES O (EQUITY INCOME SERIES)

    Amounts that you allocate to the Equity Income Subaccount are invested in Series O. The investment objective of Series O is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

SERIES P (HIGH YIELD SERIES)

    Amounts that you allocate to the High Yield Subaccount are invested in Series P. The investment objective of Series P is to seek high current income. Capital appreciation is a secondary objective. Series P seeks its objectives by investing primarily in higher yielding, higher risk debt securities (commonly referred to as "junk bonds").

SERIES S (SOCIAL AWARENESS SERIES)

    Amounts that you allocate to the Social Awareness Subaccount are invested in Series S. The investment objective of Series S is to seek capital appreciation by investing in various types of securities which meet certain social criteria established for the Series. Series S will invest in a diversified portfolio of common stocks, convertible securities, preferred stocks and debt securities. Series S may temporarily invest in government bonds or commercial paper.

SERIES V (VALUE SERIES)

    Amounts that you allocate to the Value Subaccount are invested in Series V. The investment objective of Series V is to seek long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks. The Series will invest in stocks that the Investment Adviser believes are undervalued relative to assets, earnings, growth potential or cash flow.

SERIES X (SMALL CAP SERIES)

    Amounts that you allocate to the Small Cap Subaccount are invested in Series
X. The investment objective of Series X is to seek long-term growth of capital by investing primarily in domestic and foreign equity securities of small capitalization companies (defined as companies with a market capitalization of less than $1.2 billion at the time of purchase).

SERIES Y (SELECT 25 SERIES)

    Amounts that you allocate to the Select 25 Subaccount are invested in Series
Y. The investment objective of Series Y is to seek long-term growth of capital by concentrating its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings growth.

THE INVESTMENT ADVISER

    Security Management Company, LLC, 700 SW Harrison Street, Topeka, Kansas 66636, serves as Investment Adviser to each Series of SBL Fund. The Investment Adviser is registered with the SEC as an investment adviser. The Investment Adviser formulates and implements continuing programs for the purchase and sale of securities in compliance with the investment objectives, policies, and restrictions of each Series, and is responsible for the day to day decisions to buy and sell securities for the Series except Series D, N, O and X. With respect to Series M, the foregoing responsibilities are divided between the Investment Adviser and a Sub-Adviser. See the accompanying SBL Fund Prospectus for details. The Investment Adviser has engaged OppenheimerFunds, Inc., Two World Trade Center, New York, New York 10048-0203, to provide investment advisory services to Series D; T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 to provide investment advisory services to Series N and O; and Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112, to provide investment advisory and analytic research services to Series M. The Investment Adviser has engaged Strong Capital Management Corporation, 900 Heritage Reserve, Menomonee, Wisconsin 53051 to provide investment advisory services to Series X.

                                  THE CONTRACT

GENERAL

    Security Benefit issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your purchase payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than Security Benefit. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which Security Benefit will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated purchase payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

    Security Benefit also issues the Group Contract offered by this Prospectus. It is identical to the individual form of the Contract in all material respects except the death benefit and annuity option provisions. The Group Contract does not provide a death benefit and makes annuity options available to Participants only upon receipt of certain distributions from the Qualified Plan. The annuity rates available to Participants are guaranteed in the Group Contract. An individual annuity contract will be issued to a Participant who elects to apply a distribution from the Plan to purchase an annuity from Security Benefit.

    The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 401, 403(b), 408, 408A, or 457 of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) self-employed individuals' retirement plans under Section 401, such as HR-10 and Keogh plans, (2) pension or profit-sharing plans established by an employer for the benefit of its employees under Section 401, (3) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan, under Section 408, (4) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (5) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan.

APPLICATION FOR A CONTRACT

    If you wish to purchase a Contract, you may submit an application and an initial purchase payment to Security Benefit, as well as any other form or information that Security Benefit may require. Security Benefit reserves the right to reject an application or purchase payment for any reason, subject to Security Benefit's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

    The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90 (age 75 for Contracts issued in Florida). If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.


PURCHASE PAYMENTS

    The minimum initial purchase payment for the purchase of a Contract is $25,000. Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $500. The minimum subsequent purchase payment if you elect an Automatic Investment Program is $50. Security Benefit may reduce the minimum purchase payment requirement under certain circumstances. A purchase payment exceeding $1 million will not be accepted without prior approval of Security Benefit.

    Security Benefit will apply the initial purchase payment not later than the end of the second Valuation Date after the Valuation Date it is received by Security Benefit; provided that the purchase payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such purchase payment. The application form will be provided by Security Benefit. If Security Benefit does not receive a complete application, Security Benefit will notify you that it does not have the necessary information to issue a Contract. If you do not provide the necessary information to Security Benefit within five Valuation Dates after the Valuation Date on which Security Benefit first receives the initial purchase payment or if Security Benefit determines it cannot otherwise issue the Contract, Security Benefit will return the initial purchase payment to you unless you consent to Security Benefit retaining the purchase payment until the application is made complete.

    Security Benefit will credit subsequent purchase payments as of the end of the Valuation Period in which they are received by Security Benefit at its Home Office. Purchase payments after the initial purchase payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent purchase payments may be paid under an Automatic Investment Program. The initial purchase payment required must be paid before the Automatic Investment Program will be accepted by Security Benefit.

ALLOCATION OF PURCHASE PAYMENTS

    In an application for a Contract, you select the Subaccounts or the Fixed Account to which purchase payments will be allocated. Purchase payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no purchase payment allocation is permitted that would result in less than 1 percent of any payment being allocated to any one Subaccount or the Fixed Account. The allocations must be whole percentages and must total 100 percent. Available allocation alternatives include the seventeen Subaccounts and the Fixed Account.

    You may change the purchase payment allocation instructions by submitting a proper written request to Security Benefit's Home Office. A proper change in allocation instructions will be effective upon receipt by Security Benefit at its Home Office and will continue in effect untilyou submit a change in instructions to the company. You may make changes in your purchase payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the Telephone Transfer section of the application or an Authorization for Telephone Requests form is properly completed, signed, and filed at Security Benefit's Home Office. Changes in the allocation of future purchase payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value," page 16.

DOLLAR COST AVERAGING OPTION

    Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing Security Benefit to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

    A Dollar Cost Averaging Request form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

    After Security Benefit has received a Dollar Cost Averaging Request in proper form at its Home Office, Security Benefit will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. Security Benefit will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Home Office of a Dollar Cost Averaging Request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under "Transfers of Contract Value," page 16.

    You may instruct Security Benefit at any time to terminate the option by written request to Security Benefit's Home Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to the Home Office. Security Benefit requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. Security Benefit may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

    You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "The Fixed Account," page 23.

ASSET REALLOCATION OPTION

    Prior to the Annuity Start Date, you may authorize Security Benefit to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

    To elect this option an Asset Reallocation Request in proper form must be received by Security Benefit at its Home Office. An Asset Reallocation Request form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

    Upon receipt of the Asset Reallocation Request, Security Benefit will effect a transfer or, in the case of a new Contract, will allocate the initial purchase payment, among the Subaccounts based upon the percentages that you selected. Thereafter, Security Benefit will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of Security Benefit's receipt of the Asset Reallocation Request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under "Transfers of Contract Value," page 16.

    You may instruct Security Benefit at any time to terminate this option by written request to Security Benefit's Home Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation Request form must be completed and sent to Security Benefit's Home Office. Security Benefit may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time.

    Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account," page 24.

TRANSFERS OF CONTRACT VALUE

    Prior to the Annuity Start Date, you may transfer Contract Value among the Subaccounts upon proper written request to Security Benefit's Home Office. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Telephone Transfer section of the application or an Authorization for Telephone Requests form has been properly completed, signed and filed at Security Benefit's Home Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

    You may also transfer Contract Value from the Subaccounts to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account," page 23.

    Security Benefit generally does not limit the frequency of transfers, although Security Benefit reserves the right at a future date to limit the number of transfers to 14 in a Contract Year. Security Benefit also reserves the right to limit the size and frequency of such transfers, and to discontinue telephone transfers.

CONTRACT VALUE

    The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the loan account to secure loans as of any Valuation Date.

    On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value," below. No minimum amount of Contract Value is guaranteed. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE

    The Contract Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which you have allocated Contract Value, payment of purchase payments, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Series of SBL Fund. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Series and any dividends or distributions declared by a Series. Any dividends or distributions from any Series of the Fund will be automatically reinvested in shares of the same Series, unless Security Benefit, on behalf of the Separate Account, elects otherwise.

    Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When you allocate purchase payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the Subaccount as of the end of the Valuation Period in which the purchase payment is credited. In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the affected Subaccount. The price of each Subaccount is determined on each Valuation Date. The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

    The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Series of SBL Fund, (2) any dividends or distributions paid by the corresponding Series, (3) the charges, if any, that may be assessed by Security Benefit for taxes attributable to the operation of the Subaccount, (4) the mortality and expense risk charge under the Contract, and (5) the administration charge under the Contract.

FULL AND PARTIAL WITHDRAWALS

    A Contractowner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received by Security Benefit at its Home Office. A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

    The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper withdrawal request is received by Security Benefit at its Home Office, less any outstanding Contract Debt, any applicable withdrawal charges and any uncollected premium taxes.

    Security Benefit requires the signature of all Owners on any request for withdrawal, and a guarantee of all such signatures to effect the transfer or exchange of all or part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Security Benefit further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by Security Benefit which is available upon request.

    A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by Security Benefit of the amount specified in the partial withdrawal request provided there is sufficient Contract Value to meet the request. Upon payment, the Contract Value will be reduced by an amount equal to the payment and any applicable withdrawal charge and premium tax. If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $5,000, Security Benefit reserves the right to treat the partial withdrawal as a request for a full withdrawal.

    Security Benefit will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Contractowner's instructions to Security Benefit. If a Contractowner does not specify the allocation, Security Benefit will deduct the withdrawal from the Contract Value in the Subaccounts and the Fixed Account in the following order:
Money Market Subaccount, High Grade Income Subaccount, High Yield Subaccount, Global Aggressive Bond Subaccount, Growth-Income Subaccount, Equity Income Subaccount, Managed Asset Allocation Subaccount, Specialized Asset Allocation Subaccount, Enhanced Index Subaccount, Growth Subaccount, Select 25 Subaccount, Value Subaccount, Worldwide Equity Subaccount, International Subaccount, Social Awareness Subaccount, Mid Cap Subaccount, and Small Cap Subaccount and then from the Fixed Account. The value of each account will be depleted before the next account is charged.

    A full or partial withdrawal, including a systematic withdrawal, may be subject to a withdrawal charge if a withdrawal is made during the first six Contract Years and may be subject to a premium tax charge to reimburse Security Benefit for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge," page 19, and "Premium Tax Charge," page 21.


    A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10 percent penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 403(b), 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans" on page 27. The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters," page 27.

SYSTEMATIC WITHDRAWALS

    Security Benefit currently offers a feature under which you may select systematic withdrawals. Under this feature, a Contractowner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Systematic Withdrawal Request form to Security Benefit at its Home Office. This option may be elected at any time. A Contractowner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. A Contractowner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. The Contractowner may stop or modify systematic withdrawals upon proper written request received by Security Benefit at its Home Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

    Each systematic withdrawal must be at least $100. Upon payment, the Contractowner's Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Any systematic withdrawal that equals or exceeds the Withdrawal Value will be treated as a full withdrawal. In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal zero.


    Security Benefit will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated from the Contractowner's Contract Value in the Subaccounts and the Fixed Account, as directed by the Contractowner. If a Contractowner does not specify the allocation, the systematic withdrawal will be deducted from the Contract Value in the Subaccounts and the Fixed Account in the following order:
Money Market Subaccount, High Grade Income Subaccount, High Yield Subaccount, Global Aggressive Bond Subaccount, Growth-Income Subaccount, Equity Income Subaccount, Managed Asset Allocation Subaccount, Specialized Asset Allocation Subaccount, Enhanced Index Subaccount, Growth Subaccount, Select 25 Subaccount, Value Subaccount, Worldwide Equity Subaccount, International Subaccount, Social Awareness Subaccount, Mid Cap Subaccount, and Small Cap Subaccount and then from the Fixed Account. The value of each account will be depleted before the next account is charged.

    Security Benefit may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10 percent penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Federal Tax Matters," page 27.

FREE-LOOK RIGHT

    You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Security Benefit will then deem void the returned Contract and will refund to you any purchase payments allocated to the Fixed Account plus the Contract Value in the Subaccounts as of the end of the Valuation Period during which the returned Contract is received by Security Benefit. Security Benefit will refund purchase payments allocated to the Subaccounts rather than Contract Value in those states and circumstances that require it to do so.

DEATH BENEFIT

    If the Owner dies prior to the Annuity Start Date, Security Benefit will pay the death benefit proceeds to the Designated Beneficiary upon receipt of due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be payable upon receipt of due proof of death of either Owner prior to the Annuity Start Date and instructions regarding payment.

    If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements" below. If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. Additionally, if the Owner is not a natural person, the amount of the death benefit will be based on the age of the oldest Annuitant on the date the Contract was issued. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options," page 22.

    The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt and any uncollected premium tax. If an Owner dies during the Accumulation Period and the age of each Owner was 75 or younger on the date the Contract was issued, the amount of the death benefit will be the greatest of:

* The sum of all Purchase Payments, less any reductions caused by previous withdrawals,
* The Contract Value on the date due proof of death and instructions regarding payment are received by Security Benefit, o
*   The stepped-up death benefit.

The  stepped-up  death benefit for Contracts  issued prior to March 29, 1999 is:
(1) the largest death benefit on any Contract anniversary that is both an exact multiple of four and occurs prior to the oldest Owner attaining age 76, plus (2) any Purchase Payments made since the applicable anniversary, less (3) any withdrawals since the applicable anniversary. The stepped-up death benefit for Contracts issued on or after March 29, 1999 is:

* The largest death benefit on any Contract anniversary that occurs prior to the oldest Owner attaining age 76, plus
*   Any Purchase Payments made since the applicable Contract anniversary, less
*   Any withdrawals since the applicable anniversary.

    If an Owner dies during the Accumulation Period and the age of any Owner was 76 or greater on the date the Contract was issued, or if due proof of death (regardless of the age of any Owner on the date the Contract was issued) and instructions regarding payment are not received by Security Benefit at its Home Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the date due proof of death and instructions regarding payment are received by Security Benefit at its Home Office.

    The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters," page 27 and "Distribution Requirements," below for a discussion of the tax consequences in the event of death.

    A death benefit is not available under a Group Contract.

DISTRIBUTION REQUIREMENTS

    For Contracts issued in connection with Non-Qualified Plans, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse's death or the Annuity Start Date or receive the death benefit proceeds.

    For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

    For Contracts issued in connection with Qualified Plans, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT

    If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, Security Benefit will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

                             CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE


    Security Benefit does not deduct sales charges from purchase payments before allocating them to a Contractowner's Contract Value. However, except as set forth below, Security Benefit may assess a contingent deferred sales charge (which may also be referred to as a withdrawal charge) on a full or partial withdrawal, including systematic withdrawals, depending upon the Contract Year in which the withdrawal is made. Security Benefit will waive the withdrawal charge on withdrawals to the extent that total withdrawals, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10 percent of purchase payments made during the year and for any subsequent Contract Year, to 10 percent of Contract Value as of the first day of that Contract Year. The withdrawal charge applies to the amount of any withdrawal that exceeds the Free Withdrawal amount to the extent that portion of the withdrawal does not exceed total purchase payments, reduced by any previous withdrawals (not including free withdrawals). For the purpose of determining any withdrawal charge, withdrawals are deemed to be made first from purchase payments and then from earnings. The amount of the charge will depend on the Contract Year in which the withdrawal is made according to the following schedule:


          CONTRACT YEAR         WITHDRAWAL CHARGE
                1                      6%
                2                      6%
                3                      5%
                4                      4%
                5                      3%
                6                      2%

           7 and later                 0%


    In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 6 percent of purchase payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least 5 years. Subject to insurance department approval, the withdrawal charge also will be waived on a full or partial withdrawal if the Owner has been diagnosed with a terminal illness, or upon confinement to a hospital or qualified skilled nursing facility for 90 consecutive days or more. See "Waiver of Withdrawal Charge," below. Security Benefit will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.


    Security Benefit pays sales commissions to broker-dealers and other expenses associated with the promotion and sales of the Contracts. The withdrawal charge is designed to reimburse Security Benefit for these costs, although it is expected that actual expenses will be greater than the amount of the charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk. Broker-dealers may receive aggregate commissions of up to 6 percent of aggregate purchase payments and an annual trail commission of up to 1.0 percent of Contract Value. Security Benefit also may pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements will vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Security Benefit to receive non-cash compensation such as expense-paid trips and educational seminars and merchandise.

WAIVER OF WITHDRAWAL CHARGE

    Security Benefit will waive the withdrawal charge on any full or partial withdrawal in the event of confinement of the Owner to a hospital or nursing facility or diagnosis of a terminal illness, as discussed below.

    Security Benefit will waive the withdrawal charge in the event of confinement to a hospital or nursing facility, provided the following conditions are met: (1) the Contractowner has been confined to a "hospital" or "qualified skilled nursing facility" (as defined on page 4) for at least 90 consecutive days prior to the date of the withdrawal; (2) the Contractowner is so confined when Security Benefit receives the waiver request and became so confined after the date the Contract was issued; and (3) the request for waiver submitted to Security Benefit is accompanied by a properly completed claim form which may be obtained from Security Benefit and a written physician's statement acceptable to Security Benefit certifying that such confinement is a medical necessity and is due to illness or infirmity.

    Security Benefit will waive the surrender charge due to terminal illness provided the following conditions are met: (1) the Contractowner has been diagnosed by a licensed physician with a "terminal illness" (as defined on page
5); (2) such illness was first diagnosed after the Contract was issued; and (3) a request for waiver is submitted to Security Benefit accompanied by a properly completed claim form that may be obtained from Security Benefit and a written statement by a licensed physician certifying that the Owner has been diagnosed with a terminal illness and the date such diagnosis was first made.


    Security Benefit reserves the right to have the Contractowner examined by a physician of its choice and at its expense to determine if the Contractowner is eligible for a waiver. The waivers are not available in certain states pending department of insurance approval. If a waiver is later approved by the insurance department of a state, Security Benefit intends to make the waiver available to all Contractowners in that state at that time, but there can be no assurance that the waiver will be approved. The terminal illness waiver is not available to Contractholders residing in New Jersey. Prospective Contractowners should contact their agent concerning availability of the waivers in their state.


MORTALITY AND EXPENSE RISK CHARGE

    Security Benefit deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by Security Benefit under the Contracts. The charge is equal to an annual rate of 1.25 percent of each Subaccount's average daily net assets (1.2 percent with respect to Contract Value applied under Annuity Options 1 through 4, 7 and 8). This amount is intended to compensate Security Benefit for certain mortality and expense risks Security Benefit assumes in offering and administering the Contracts and in operating the Subaccounts.

    The expense risk is the risk that Security Benefit's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by Security Benefit is the risk that Annuitants, as a group, will live longer than Security Benefit's actuarial tables predict. In this event, Security Benefit guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. Security Benefit also assumes a mortality risk in connection with the death benefit under the Contract.

    Security Benefit may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but Security Benefit may realize a loss to the extent the charge is not sufficient. Security Benefit may use any profit derived from this charge for any lawful purpose, including distribution expenses.

ADMINISTRATION CHARGE

    Security Benefit deducts a daily administration charge equal to an annual rate of .15 percent of each Subaccount's average daily net assets. The administration charge is not assessed against Contract Value which has been applied under Annuity Options 1 through 4, 7 and 8. The purpose of this charge is to reimburse Security Benefit for the expenses associated with administration of the Contracts and operation of the Subaccounts. Security Benefit does not expect to profit from this charge.

PREMIUM TAX CHARGE


    Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and Security Benefit's status in a particular state. Security Benefit assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. Security Benefit currently deducts this charge upon the Annuity Start Date or upon full or partial withdrawal if a premium tax was incurred and is not refundable. Security Benefit reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0 percent to 3.5 percent, but are subject to change by a governmental entity.


OTHER CHARGES

    Security Benefit may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by Security Benefit that are attributable to the Separate Account or the Subaccounts, or to the operations of Security Benefit with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

VARIATIONS IN CHARGES

    Security Benefit may reduce or waive the amount of the contingent deferred sales charge and administrative charge for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial purchase payment or projected purchase payments or the Contract is sold in connection with a group or sponsored arrangement.

GUARANTEE OF CERTAIN CHARGES

    Security Benefit guarantees that the charge for mortality and expense risks will not exceed an annual rate of 1.25 percent of each Subaccount's average daily net assets and the administration charge will not exceed an annual rate of
 .15 percent of each Subaccount's average daily net assets.


SBL FUND EXPENSES

    Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Series of SBL Fund. Each Series' net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Series. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Series. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in SBL Fund's prospectus, are not specified or fixed under the terms of the Contract.

                                 ANNUITY PERIOD

GENERAL


    You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. See "Selection of an Option," page 23. If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.

    If you are a Participant under a Qualified Plan in connection with which a Group Contract is issued, you may elect to use an eligible rollover distribution (or with respect to a Section 457 Plan, any distribution) from the Plan to purchase an annuity contract from Security Benefit that offers the annuity options and rates set forth in the Contract. The Participant's purchase payment and application must be acceptable to Security Benefit under its rules and practices and the provisions of the Contract. On the Annuity Start Date, the proceeds under the Contract (or in the case of a Group Contract, the distribution from the Plan) will be applied to provide an annuity under one of the options described below. Each option is available in two forms--either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes and withdrawal charges and any outstanding Contract Debt.

    The Contracts provide for eight Annuity Options. Security Benefit may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect your life expectancy based upon your age as of the Annuity Start Date and your gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table and are adjusted to reflect an assumed interest rate of 3.5 percent, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option which shall be an annuity payable during the lifetime of the Annuitant with payments guaranteed to be made for 120 months under Option 2.

    Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

    You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, Security Benefit reserves the right to change the frequency.

    You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by Security Benefit at its Home Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at Security Benefit's Home Office.

    Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump-sum settlement in lieu thereof. Under Annuity Options 5 through 7, full or partial withdrawals may be made after the Annuity Start Date, subject to any applicable withdrawal charge. The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the FIRST annuity payment for a variable annuity and each annuity payment for a fixed annuity.

ANNUITY OPTIONS


OPTION 1 -- LIFE INCOME

    Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS

    Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary.

OPTION 3 -- LIFE WITH INSTALLMENT REFUND OPTION

    Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

OPTION 4 -- JOINT AND LAST SURVIVOR


    Periodic annuity payments will be made during the lifetime of either Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD

    Periodic annuity payments will be made for a fixed period, which may be from five to twenty years, as elected by the Owner, with the guarantee that, if, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT

    Periodic annuity payments of the amount elected by the Owner will be made until the amount applied and interest thereon are exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

OPTION 7 -- PERIOD CERTAIN

    Periodic annuity payments will be made for a stated period which may be five, ten, fifteen or twenty years, as elected by the Owner. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

OPTION 8 -- JOINT AND CONTINGENT SURVIVOR OPTION

    Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the Primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4, THERE IS NO MINIMUM NUMBER OF PAYMENTS
GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE

    The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2 percent, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

SELECTION OF AN OPTION

    You should carefully review the Annuity Options with your financial or tax advisers. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under Qualified Plans, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant. For Non-Qualified Plans, SBL does not allow annuity payments to be deferred beyond the Annuitant's 95th birthday.

                                THE FIXED ACCOUNT

    You may allocate all or a portion of your purchase payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of Security Benefit's General Account, which supports Security Benefit's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Security Benefit has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract," page 14.

    Amounts allocated to the Fixed Account become part of the General Account of Security Benefit, which consists of all assets owned by Security Benefit other than those in the Separate Account and other separate accounts of Security Benefit. Subject to applicable law, Security Benefit has sole discretion over investment of the assets of its General Account.

INTEREST


    Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by Security Benefit. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least an annual effective rate of 3 percent which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, Security Benefit may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. Security Benefit will determine the Current Rate, if any, from time to time.


    Contract Value allocated or transferred to the Fixed Account will earn interest at the Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). Security Benefit currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.


    Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. Security Benefit bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.


    For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, withdrawals, or transfers from the Fixed Account will be deemed to be taken first from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected, then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account," below.

DEATH BENEFIT


    The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value in the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts.See "Death Benefit," page 18.

CONTRACT CHARGES

    Premium taxes will be the same for Contractowners who allocate purchase payments or transfer Contract Value to the Fixed Account as for those who allocate purchase payments or transfer Contract Value to the Subaccounts. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that Security Benefit pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the SBL Fund to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT

    You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) from Contract Value, the Guarantee Period of which expires during the calendar month in which the transfer is effected, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.

    The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers.

    If purchase payments are allocated (except purchase payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such purchase payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to Security Benefit. However, if for any reason a Dollar Cost Averaging option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.

    You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals," page 17 and "Systematic Withdrawals," page 18. In addition, to the same extent as Contractowners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans," page 26.

PAYMENTS FROM THE FIXED ACCOUNT

    Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a written request in proper form is received by Security Benefit at its Home Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account. However, payment of any amounts will not be deferred if they are to be used to pay premiums on any policies or contracts issued by Security Benefit.

                             MORE ABOUT THE CONTRACT

OWNERSHIP

    The Contractowner is the person named as such in the application or in any later change shown in Security Benefit's records. While living, the
Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or Security Benefit allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons." See "Federal Tax Matters," page 27.

    JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

DESIGNATION AND CHANGE OF BENEFICIARY

    The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint
Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in Security Benefit's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner during the Accumulation Period. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Contractowner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by Security Benefit and received by Security Benefit at its Home Office. The change will not be binding on Security Benefit until it is received and recorded at its Home Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by Security Benefit before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

    Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary.

PARTICIPATING

    The Contract is participating and will share in the surplus earnings of Security Benefit. However, the current dividend scale is zero and Security Benefit does not anticipate that dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT

    Security Benefit will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will effect a transfer between Subaccounts or from a Subaccount to the Fixed Account on the Valuation Date a proper request is received at Security Benefit's Home Office. However, Security Benefit can postpone the calculation or payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:


* During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

* During which trading on the New York Stock Exchange is restricted as determined by the SEC,

* During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

* For such other periods as the SEC may by order permit for the protection of investors.

PROOF OF AGE AND SURVIVAL

    Security Benefit may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS


    If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by Security Benefit under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

LOANS

    If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to Security Benefit. A loan must be taken prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum loan that can be taken is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50 percent of the Contract Value or $10,000, whichever is greater. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since Security Benefit has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

    When an eligible contractowner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account." Amounts allocated to the Loan Account earn 3 percent, the minimum rate of interest guaranteed under the Fixed Account. In addition, ten percent of the loaned amount will be held in the Fixed Account as security for the loan and will earn the Current Rate.


    Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be 5.5 percent. Because the Contract Value maintained in the Loan Account (which will earn 3 percent) will always be equal in amount to the outstanding loan balance, the net cost of a loan is 2.5 percent.

    Loans must be repaid within five years, unless Security Benefit determines that the loan is to be used to acquire your principal residence, in which case the loan must be repaid within 30 years. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. Upon receipt of a loan payment, Security Benefit will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to purchase payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

    If you do not make any required loan payment within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, your TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The entire loan balance, with any accrued interest, will be reported as income to the Internal Revenue Service ("IRS"). Once a loan has gone into default, regularly scheduled payments will not be accepted. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default and if such interest is not paid by December 31 of each year, it will be added to the outstanding balance of the loan and will be reported to the IRS. Contract Value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance will be deducted from Contract Value upon the Contractowner's attaining age 59 1/2. The Contract will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the Withdrawal Value. The proceeds from the Contract will be used to repay the debt and any applicable withdrawal charge. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

    While the amount to secure the loan is held in the Loan Account, you forgoe the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

    You should consult with your tax adviser on the effect of a loan.

    Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, Security Benefit intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Contractowners should contact their agent concerning availability of loans in their state.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS

    Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under such Qualified Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10 percent penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties," page 33.

    Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b) that apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee reaches age 59 1/2, separates from service, dies, becomes disabled, or incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, or paying certain tuition expenses, that may ONLY be met by the distribution.


    If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

    The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters," below.

                               FEDERAL TAX MATTERS

INTRODUCTION

    The Contract described in this Prospectus is designed for use by individuals as a non-tax qualified retirement plan and for individuals and groups which are Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon Security Benefit's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. SECURITY BENEFIT DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF SECURITY BENEFIT AND THE SEPARATE ACCOUNT

GENERAL

    Security Benefit intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of Security Benefit, Security Benefit will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

CHARGE FOR SECURITY BENEFIT TAXES

    A charge may be made for any federal taxes incurred by Security Benefit that are attributable to the Separate Account, the Subaccounts or to the operations of Security Benefit with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. Security Benefit will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for Security Benefit's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of Security Benefit or of income and expenses under the Contracts is ultimately determined to be other than what Security Benefit currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in Security Benefit's tax status.

    Under current laws, Security Benefit may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, Security Benefit reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

DIVERSIFICATION STANDARDS

    Each Series of the SBL Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55 percent of the total assets of a Series may be represented by any one investment, no more than 70 percent may be represented by any two investments, no more than 80 percent may be represented by any three investments, and no more than 90 percent may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Series, intends to comply with the diversification requirements of Section 817(h).

    In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Contractowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.


    The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Contractowner has additional flexibility in allocating purchase payments and Contract Values. These differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, Security Benefit does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Security Benefit therefore reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that the SBL Fund will not have to change any Series' investment objective or investment policies.


INCOME TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS

    Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" on page 30 and "Diversification Standards" above. Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies Security Benefit of that election.

    1. Surrenders or Withdrawals Prior to the Annuity Start Date

     Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

    2. Surrenders or Withdrawals on or after the Annuity Start Date

     Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

     For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

    3. Penalty Tax on Certain Surrenders and Withdrawals

     With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10 percent of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d));
(vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

     If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or
(b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS

    1. Distribution-at-Death Rules

    In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

    Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.

    2. Gift of Annuity Contracts

    Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10 percent penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

    3. Contracts Owned by Non-Natural Persons

    If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the purchase payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

    4. Multiple Contract Rule

    For  purposes  of  determining  the  amount of any  distribution  under Code
Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10 percent penalty tax) to the extent of the combined income in all such contracts.

    In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10 percent penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

    5. Possible Tax Changes

    In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities, and President Clinton's fiscal-year 1999 Budget proposal includes a provision that, if adopted, would impose new taxation on owners of variable annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

    6. Transfers, Assignments or Exchanges of a Contract

    A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS

    The Contract may be used with Qualified Plans that meet the  requirements of
Section 401, 403(b), 408 or 457 of the Code. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, Security Benefit may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, a Contractowner's Beneficiary designation or elected payment option may not be enforceable.

    The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or in the case of distributions of amounts contributed under salary reduction agreements, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into Security Benefit's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

    The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

    1. Section 401

    Code Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing and 401(k) plans) for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees and therefore eligible to participate in such plans. Retirement plans established in accordance with
Section 401 may permit the purchase of Contracts to provide benefits thereunder.

    In order for a retirement plan to be "qualified" under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting; (ii) not discriminate in favor of "highly compensated" employees;
(iii) provide  contributions or benefits that do not exceed certain limitations;
(iv) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan; (v) provide for distributions that comply with certain minimum distribution requirements; (vi) provide for certain spousal survivor benefits; and (vii) comply with numerous other qualification requirements.

    A retirement plan qualified under Code Section 401 may be funded by employer contributions, employee contributions or a combination of both. Plan participants are not subject to tax on employer contributions until such amounts are actually distributed from the plan. Depending upon the terms of the particular plan, employee contributions may be made on a pre-tax or after-tax basis. In addition, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.

    Each employee's interest in a retirement plan qualified under Code Section 401 must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

    If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed within five years of the employee's death. However, the five-year rule will be deemed satisfied, if distributions begin before the close of the calendar year following the year of the employee's death to a designated beneficiary and are made over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2.

    If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

    Annuity  payments  distributed  from a retirement  plan qualified under Code
Section 401 are taxable under Section 72 of the Code. Section 72 provides that the portion of each payment attributable to contributions that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee's investment. The portion so excluded is determined by dividing the employee's investment in the plan by (1) the number of anticipated payments determined under a table set forth in Section 72 of the Code or (2) in the case of a contract calling for installment payments, the number of monthly annuity payments under such contract. The portion of each payment in excess of the exclusion amount is taxable as ordinary income. Once the employee's investment has been recovered, the full annuity payment will be taxable. If the employee should die prior to recovering his entire investment, the unrecovered investment will be allowed as a deduction on his final return. If the employee made no contributions that were taxable when made, the full amount of each annuity payment is taxable to him as ordinary income.

    A  "lump-sum"  distribution  from a  retirement  plan  qualified  under Code
Section 401 is eligible for favorable tax treatment. A "lump-sum" distribution means the distribution within one taxable year of the balance to the credit of the employee which becomes payable: (i) on account of the employee's death, (ii) after the employee attains age 59 1/2, (iii) on account of the employee's termination of employment (in the case of a common law employee only) or (iv) after the employee has become disabled (in the case of a self-employed person only).

    As a general rule, a lump-sum distribution is fully taxable as ordinary income except for an amount equal to the employee's investment, if any, which is recovered tax-free. However, special five-year averaging may be available, provided the employee has reached age 59 1/2 and has not previously elected to use income averaging. (Special five-year averaging has been repealed for distributions after 1999.) Special ten-year averaging and capital-gains treatment may be available to an employee who reached age 50 before 1986.

    Distributions from a retirement plan qualified under Code Section 401 may be eligible for a tax-free rollover to either another qualified retirement plan or to an individual retirement account or annuity (IRA). See "Rollovers" on page 33.

    2. Section 403(b)

    Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in
Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. The Contract may be purchased in connection with a
Section 403(b) annuity program.

    Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements.
Section 403(b) annuities are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 401 of the Code. See "Section 401" on page 31.

    A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. Numerous limitations apply to the amount of contributions that may be made to a Section 403(b) annuity contract. The applicable limit will depend upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

    Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee.

    A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2, (ii) terminates employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

    Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to either another Section 403(b) annuity contract or to an individual retirement account or annuity (IRA). See"Rollovers" page 33.

    3. Sections 408 and 408a

    INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called
"traditional IRAs" to distinguish them from the new "Roth IRAs" which became available in 1998. (Roth IRAs are described below.)

    IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed $2,000 (except in the case of a rollover contribution). Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits.

    Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

    In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 401 of the Code; however, the required beginning date for traditional IRAs is generally the date that the Contractowner reaches age 70 1/2--the Contractowner's retirement date, if any, will not affect his or her required beginning date. See "Section 401" on page 31. Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

    Distributions from a traditional IRA may be eligible for a tax-free rollover to another traditional IRA. In certain cases, a distribution from a traditional IRA may be eligible to be rolled over to a retirement plan qualified under Code
Section 401(a) or a Section 403(b) annuity contract. See "Rollovers" on page 33.

    ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. The Contract may be purchased as a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. Sale of the contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount in a remaining Roth IRA must be distributed by the end of the fifth year after the death of the Contractowner.

    The Internal Revenue Service has not reviewed the Contract for qualification as a Roth IRA and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with Roth IRA qualification requirements.

    4. Section 457

    Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments as well as tax-exempt organizations described in Section 501(c)(3) of the Code to defer a portion of their compensation without paying current taxes if those employees are participants in an eligible deferred compensation plan. A Section 457 plan may permit the purchase of Contracts to provide benefits thereunder.

    Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment in the case of a tax-exempt employer sponsor, all amounts deferred under the plan, and any income thereon, remain solely the property of the employer and subject to the claims of its general creditors, until paid to the participant. The assets of a Section 457 plan maintained by a state or local government employer must be held in trust (or custodial account or an annuity contract) for the exclusive benefit of plan participants, who will be responsible for taxes upon distribution. A Section 457 plan must not permit the distribution of a participant's benefits until the participant attains age 70 1/2, terminates employment or incurs an "unforeseeable emergency."

    Section 457 plans are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See "Section 401" on page 31. Since under a Section 457 plan, contributions are generally excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence or other distributions are made. Distributions from a Section 457 plan are not eligible for tax-free rollovers.

    5. Rollovers

    A "rollover" is the tax-free transfer of a distribution from one Qualified Plan to another. Distributions which are rolled over are not included in the employee's gross income until some future time.

    If any portion of the balance to the credit of an employee in a Section 401 plan or Section 403(b) plan is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an "eligible retirement plan," then the amount so transferred is not includable in income. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution will not qualify as an eligible rollover distribution. A rollover must be completed within 60 days after receipt of the distribution.

    In the case of a Section 401 plan, an "eligible retirement plan" will be another retirement plan qualified under Code Section 401 or an individual retirement account or annuity under Code Section 408. With respect to a Section 403(b) plan, an "eligible retirement plan" will be another Section 403(b) plan or an individual retirement account or annuity described in Code Section 408.

    A Section 401 plan and a Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

    The owner of an IRA may make a tax-free rollover of any portion of the IRA. The rollover must be completed within 60 days of the distribution and generally may only be made to another IRA. However, an individual may receive a distribution from his or her IRA and within 60 days roll it over into a retirement plan qualified under Code Section 401(a) if all of the funds in the IRA are attributable to a rollover from a Section 401(a) plan. Similarly, a distribution from an IRA may be rolled over to a Section 403(b) plan only if all of the funds in the IRA are attributable to a rollover from a Section 403(b) annuity.

    6. Tax Penalties

    PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10 percent of the taxable portion of the distribution. The 10 percent penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution;
(vii) that is rolled over or transferred in accordance with Code requirements; or (viii) that is transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

    The exception to the 10 percent penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10 percent penalty tax to pay health insurance premiums in certain cases. In addition, the 10 percent penalty tax is generally not applicable to distributions from a Section 457 plan. Starting January 1, 1998, there are two additional exceptions to the 10 percent penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

    MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50 percent tax on the amount that was not properly distributed.

    EXCESS DISTRIBUTION/ACCUMULATION TAX. The penalty tax of 15 percent which was imposed (in addition to any ordinary income tax) on large plan distributions and the "excess retirement accumulations" of an individual has been repealed, effective January 1, 1997.

    7. Withholding

    Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

    Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRA and
Section 457 plans) are generally subject to mandatory 20 percent income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible Qualified Plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10 percent rate. The recipient of such a distribution may elect not to have withholding apply.

    The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

                                OTHER INFORMATION


VOTING OF SBL FUND SHARES

    Security Benefit is the legal owner of the shares of SBL Fund held by the Subaccounts. Security Benefit will exercise voting rights attributable to the shares of each Series of the Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, Security Benefit will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result Security Benefit determines that it is permitted to vote the shares of the SBL Fund in its own right, it may elect to do so.

    The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Series as to which voting instructions may be given to Security Benefit is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Series as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by SBL Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, Security Benefit reserves the right to determine in a different fashion the voting rights attributable to the shares of SBL Fund. Voting instructions may be cast in person or by proxy.

    Voting rights attributable to your Contract Value in a Subaccount for which no timely voting instructions are received will be voted by Security Benefit in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount. Security Benefit will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Contractowners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount. Security Benefit generally will exercise voting rights attributable to shares of the Series of SBL Fund held in its General Account, if any, in the same proportion as votes cast with respect to shares of the Series of the Fund held by the Separate Account and other separate accounts of Security Benefit, in the aggregate.

SUBSTITUTION OF INVESTMENTS

    Security Benefit reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Series of SBL Fund should no longer be available for investment, or if Security Benefit management believes further investment in shares of any or all of the Series of SBL Fund should become inappropriate in view of the purposes of the Contract, Security Benefit may substitute shares of another Series of SBL Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Security Benefit may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

    In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, Security Benefit will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.


    Security Benefit also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Series of SBL Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. Security Benefit may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. Security Benefit may also eliminate or combine one or more Subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

    Subject to compliance with applicable law, Security Benefit may transfer assets to the General Account. Security Benefit also reserves the right, subject to any required regulatory approvals, to transfer assets of any Subaccount to another separate account or Subaccount.

    In the event of any such substitution or change, Security Benefit may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If Security Benefit believes it to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of Security Benefit or an affiliate thereof. Subject to compliance with applicable law, Security Benefit also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

    Security Benefit reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS


    Security Benefit will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. Security Benefit will also send confirmations upon purchase payments, transfers, loans, loan repayments, and full and partial withdrawals. Security Benefit may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

    You will also receive an annual and semiannual report containing financial statements for SBL Fund, which will include a list of the portfolio securities of each Series, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

TELEPHONE TRANSFER PRIVILEGES

    You may request a transfer of Contract Value and may make changes to an existing Dollar Cost Averaging or Asset Reallocation option by telephone if the Telephone Transfer section of the application or an Authorization for Telephone Requests form ("Telephone Authorization") has been completed, signed, and filed at Security Benefit's Home Office. Security Benefit has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. Security Benefit's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. Security Benefit reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you may not be able to request transfers by telephone and would have to submit written requests.

    By authorizing telephone transfers, you authorize Security Benefit to accept and act upon telephonic instructions for transfers involving your Contract. You agree that neither Security Benefit, any of its affiliates, nor SBL Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that Security Benefit effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. Security Benefit may discontinue, modify, or suspend the telephone transfer privilege at any time.

LEGAL PROCEEDINGS

    There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS


    Amy J. Lee, Esq., Associate General Counsel, Security Benefit, has passed upon legal matters in connection with the issue and sale of the Contracts described in this Prospectus, Security Benefit's authority to issue the Contracts under Kansas law, and the validity of the forms of the Contracts under Kansas law.

                             PERFORMANCE INFORMATION

    Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

    Current yield for the Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings.

    For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the administrative charge, mortality and expense risk charge and contingent deferred sales charge and may simultaneously be shown for other periods.

    Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

    Although the Contracts were not available for purchase until July 1, 1997, the underlying investment vehicle of the Separate Account, SBL Fund, has been in existence since May 26, 1977. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of SBL Fund.

    Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donaghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Morgan Stanley Capital International's EAFE Index or other indices measuring performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security: (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

    Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Series in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

    Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) Security Benefit's rating or a rating of Security Benefit's claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                             ADDITIONAL INFORMATION

REGISTRATION STATEMENT

    A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).

FINANCIAL STATEMENTS


    Consolidated financial statements of Security Benefit Corp and Subsidiaries, including Security Benefit, at December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, and the financial statements of the Separate Account at December 31, 1998 and for each of the two years in the period ended December 31, 1998 are contained in the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information contains more specific information and financial statements relating to Security Benefit Corp and Subsidiaries. The Table of Contents of the Statement of Additional Information is set forth below:

                                TABLE OF CONTENTS

                                                                            Page

GENERAL INFORMATION AND HISTORY............................................   1
DISTRIBUTION OF THE CONTRACT...............................................   1
LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS......   1
EXPERTS....................................................................   3
PERFORMANCE INFORMATION....................................................   3
FINANCIAL STATEMENTS.......................................................   6

                       VARIFLEX SIGNATURE VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATE: MAY 1, 1999

        INDIVIDUAL AND GROUP FLEXIBLE PURCHASE PAYMENT DEFERRED VARIABLE
                                ANNUITY CONTRACT

                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                             700 SW HARRISON STREET
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497
                                 1-800-888-2461

   This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Variflex Signature Variable Annuity dated May 1, 1999, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from Security Benefit by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.

                                TABLE OF CONTENTS

                                                                            PAGE
GENERAL INFORMATION AND HISTORY...........................................    1
DISTRIBUTION OF THE CONTRACT..............................................    1
LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS.....    1
EXPERTS...................................................................    3
PERFORMANCE INFORMATION...................................................    3
FINANCIAL STATEMENTS......................................................    6

                         GENERAL INFORMATION AND HISTORY

   For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("Security Benefit"), and the Variable Annuity Account VIII (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS

   Security Benefit is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Series of SBL Fund in non-certificated form, are held separate and apart from the assets of Security Benefit's General Account and its other separate accounts.

DISTRIBUTION OF THE CONTRACT

   Security Distributors, Inc. ("SDI") is Principal Underwriter of the Contract. SDI is registered as a broker/dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The offering of the Contracts is continuous.

   Subject to arrangements with Security Benefit, the Contract is sold by independent broker/dealers who are members of the NASD and who become licensed to sell variable annuities for SBL, and by certain financial institutions. SDI acts as principal underwriter on behalf of Security Benefit for the distribution of the Contract. SDI is not compensated under its Distribution Agreement with Security Benefit.

   The compensation payable by SDI under these arrangements may vary, but is not expected to exceed in the aggregate 6% of purchase payments and 1% of contract value on an annualized basis.

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 401

   The applicable annual limits on purchase payments for a Contract used in connection with a retirement plan that is qualified under Section 401 of the Internal Revenue Code depend upon the type of plan. Total purchase payments on behalf of a participant to all defined contribution plans maintained by an employer are limited under Section 415(c) of the Internal Revenue Code to the lesser of (a) $30,000, or (b) 25% of the participant's annual compensation. Salary reduction contributions to a cash-or-deferred arrangement under a profit sharing plan are subject to additional annual limits. Contributions to a defined benefit pension plan are actuarially determined based upon the amount of benefits the participants will receive under the plan formula. The maximum annual benefit any individual may receive under an employer's defined benefit plan is limited under Section 415(b) of the Internal Revenue Code. The limits determined under Section 415(b) and (c) of the Internal Revenue Code are further reduced for an individual who participates in a defined contribution plan and a defined benefit plan maintained by the same employer. Rollover contributions are not subject to the annual limitations described above.

SECTION 403(B)

   Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the smallest of the limits calculated under Sections 402(g), 403(b)(2), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

   Section 402(g) generally limits an employee's salary reduction contributions to a 403(b) annuity to $10,000 a year. The $10,000 limit will be reduced by salary reduction contributions to other types of retirement plans. An employee with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the $10,000 limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.

   Section 403(b)(2) provides an overall limit on employer and employee salary reduction contributions that may be made to a 403(b) annuity. Section 403(b)(2) generally provides that the maximum amount of contributions an employee may exclude from his or her gross income in any taxable year is equal to the excess, if any, of:

    (i) the amount determined by multiplying 20% of the employee's includable compensation by the number of his or her years of service with the employer, over

   (ii) the total amount contributed to retirement plans sponsored by the employer, that were excludable from his or her gross income in prior years.

   Section 415(c) also provides an overall limit on the amount of employer and employee salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. The Section 415(c) limit is the lesser of (i) $30,000, or (ii) 25% of the employee's annual compensation.

SECTION 408

   Premiums (other than rollover contributions) paid under a Contract used in connection with an individual retirement annuity (IRA) that is described in
Section 408 of the Internal Revenue Code are subject to the limits on contributions to IRA's under Section 219(b) of the Internal Revenue Code. Under
Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of $2,000 per year or the Owner's annual compensation. Spousal IRAs allow an owner and his or her spouse to contribute up to $2,000 to their respective IRAs so long as joint tax return is filed and joint income is $4,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $2,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to an IRA depends on the gross income of the Owner and his or her spouse for the year and whether either participate in an employer-sponsored retirement plan.

   Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 15% of the compensation of the participant in the Plan, or (b) $30,000. Salary reduction contributions, if any, are subject to additional annual limits.

SECTION 457

   Contributions on behalf of an employee to a Section 457 plan generally are limited to the lesser of (i) $8,000 or (ii) 33 1/3% of the employee's includable compensation. The $8,000 limit is indexed for inflation (in $500 increments) for tax years beginning after December 31, 1996; thus the dollar limit is adjusted only when the sum of the inflation adjustment equals or exceeds $500. If the employee participates in more than one Section 457 plan, the $8,000 limit applies to contributions to all such programs. The $8,000 limit is reduced by the amount of any salary reduction contribution the employee makes to a 403(b) annuity, an IRA or a retirement plan qualified under Section 401. The Section 457 limit may be increased during the last three years ending before the employee reaches his or her normal retirement age. In each of these last three years, the plan may permit a "catch-up" amount in addition to the regular amount to be deferred. The maximum combined amount which may be deferred in each of these three years is $15,000 reduced by any amount excluded from the employee's income for the taxable year as a contribution to another plan.

                                     EXPERTS

   The consolidated financial statements for Security Benefit Corp. and Subsidiaries, including Security Benefit, at December 31, 1998, and 1997 and for each of the three years in the period ended December 31, 1998, and for the Separate Account at December 31, 1998 and for each of the two years in the period ended December 31, 1998, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing on page 7 herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                             PERFORMANCE INFORMATION

   Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

   Quotations of yield for the Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

                  Effective Yield = [(Base Period Return + 1)^365/7] - 1

   For the seven-day period ended December 31, 1998, the yield for the Money Market Series was 7.08% and the effective yield was 7.33%.

   Quotations of yield for the Subaccounts, other than the Money Market Subaccount, will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b + 1)^6 - 1]
                                      ---
                                      cd

   where a = net investment income earned during the period by the Series attributable to shares owned by the Subaccount,

         b = expenses accrued for the period (net of any reimbursements),

         c = the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and

         d = the maximum offering price per Accumulation Unit on the last day of the period.

   Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the underlying Series of the Mutual Fund), calculated pursuant to the following formula: P(1 + T)N = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may simultaneously be shown for other periods and will include total return for periods beginning prior to availability of the Contract. Such total return figures are based upon the performance of the respective Series of SBL Fund, adjusted to reflect the charges imposed under the Contract.

   Average annual total return figures reflect the deduction of the mortality and expense risk and administration charges and the contingent deferred sales charge. Total return figures may be quoted that do not reflect deduction of the contingent deferred sales charge. Such charges if reflected would lower the level of return quoted. Total return figures that do not reflect deduction of the contingent deferred sales charge will be accompanied by total return figures that reflect such charge. The performance figures herein for the Global Aggressive Bond Subaccount, the High Yield Subaccount, the Value Subaccount and the Small Cap Subaccount reflect the reimbursement of certain expenses by the Investment Adviser. In the absence of such reimbursement, the performance figures would be reduced.

   For the 1- and 3-year periods ending December 31, 1998, and the period between April 4, 1995 (Annuity date of inception) and December 31, 1998, respectively, the average annual total return was 18.23%, 22.90%, and 25.23% for the Growth Subaccount; .61%, 14.45% and 17.55% for the Growth-Income Subaccount; 13.04%, 11.75% and 12.67% for the Worldwide Equity Subaccount; 1.12%, 2.79% and 5.58% for the High Grade Income Subaccount; 24.22%, 21.49% and 23.02% for the Social Awareness Subaccount; and 10.91%, 15.93% and 17.23% for the Mid Cap Subaccount. For the 1- and 3-year periods ending December 31, 1998, and the period between June 1, 1995 (Series date of inception) and December 31, 1998, respectively, the average annual total return was -.01%, 5.54% and 7.03% for the Global Aggressive Bond Subaccount; 5.70%, 7.96% and 8.89% for the Specialized Asset Allocation Subaccount; 11.39%, 13.64% and 13.63% for the Managed Asset Allocation Subaccount; and 2.08%, 15.99% and 18.50% for the Equity Income Subaccount. For the 1-year period ended December 31, 1998 and the period between August 5, 1996 (Series date of inception) and December 31, 1998, respectively, the average annual total return was -1.01% and 7.2% for the High Yield
Subaccount. For the 1-year period ended December 31, 1998, and the period between May 1, 1997 (Series date of inception) and December 31, 1998, respectively, the average annual total return was 9.51% and 24.61% for the Value Subaccount. For the 1-year period ended December 31, 1998, and the period between October 15, 1997 (Series date of inception) and December 31, 1998, respectively, the average annual total return was 4.55% and -0.43% for the Small Cap Subaccount.

   Absent deduction of the contingent deferred sales charge, the average annual total return for the stated periods above would be 23.63%, 19.95% and 17.10% for the Growth Subaccount; 6.01%, 13.60% and 13.25% for the Growth-Income Subaccount; 18.44%, 9.78% and 4.22% for the Worldwide Equity Subaccount; and 6.52%, 3.95% and 6.69% for the High Grade Income Subaccount. For the 1- and
5-year periods ended December 31, 1998, and the period between May 1, 1991 (Series date of inception) and December 31, 1998, respectively, the average annual total return would be 29.62%, 17.02% and 14.95% for the Social Awareness Subaccount. For the 1- and 5-year periods ended December 31, 1998 and the period between October 1, 1992 (Series date of inception) and December 31, 1998, respectively, the average annual total return would be 16.31% and 12.03% and 15.49% for the Mid Cap Subaccount. For the 1-year period ended December 31, 1998 and the period between June 1, 1995 (Series date of inception) and December 31, 1998, respectively, the average annual total return would be 5.39% and 7.83% for the Global Aggressive Bond Subaccount; 11.10% and 9.66% for the Specialized Asset Allocation Subaccount; 16.79% and 14.31% for the Managed Asset Allocation Subaccount; and 7.48% and 19.09% for the Equity Income Subaccount. For the 1-year period ended December 31, 1998 and the period between August 5, 1996 (Series date of inception) and December 31, 1998, respectively, the average annual total return was 4.39% and 9.19% for the High Yield Subaccount. For the 1-year period ended December 31, 1998 and the period between May 1, 1997 (Series date of inception) and December 31, 1998, the average annual total return was 14.91% and 27.23% for the Value Subaccount. For the one year period ended December 31, 1998 and the period between October 15, 1997 (Series date of inception) and December 31, 1998, the average annual total return was 9.95% and 4.11%. The total return figures set forth above would be lower if the contingent deferred sales charge was deducted.

   Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the applicable contingent deferred sales charge. The total return figures set forth below would be lower if the contingent deferred sales charge was deducted.

   For the fiscal years ended 1998 through 1988, the total return for each Subaccount was the following:

------------------------------------------------------------------------------------------------------------------------------------
                             1998    1997        1996       1995       1994     1993    1992       1991        1990    1989    1988
------------------------------------------------------------------------------------------------------------------------------------
Growth Subaccount.......... 23.63%  26.93%      20.96%     34.91%     (3.02)%  12.12%   9.61%     34.18%     (11.80)% 33.05%   8.58%
Growth-Income Subaccount...  6.01%  24.80%      16.59%     28.26%     (4.33)%   8.08%   4.78%     35.89%      (5.79)% 26.61%  17.66%
Money Market Subaccount....  3.69%   3.73%       3.59%      3.90%      2.28%    1.15%   1.80%      4.18%       6.35%   7.53%   5.68%
Worldwide Equity Subaccount 18.44%   4.91%      15.81%      9.34%      1.31%   29.80%  (3.98)%     2.96%(1)    ---     ---     ---
High Grade
  Income Subaccount........  6.52%   8.49%      (2.11)%    16.92%     (8.23)%  11.06%   5.95%     15.34%       5.19%  10.32%   5.70%
Mid Cap Subaccount......... 16.31%  18.28%      16.38%     17.82%     (6.42)%  12.07%  24.34%(2)   ---         ---     ---     ---
Global Aggressive
  Bond Subaccount..........  5.39%   3.93%      12.09%      6.74%(3)   ---      ---     ---        ---         ---     ---     ---
Specialized Asset
  Allocation Subaccount.... 11.10%   4.68%      12.63%      6.23%(3)   ---      ---     ---        ---         ---     ---     ---
Managed Asset
  Allocation Subaccount.... 16.79%  16.72%      11.21%      6.43%(3)   ---      ---     ---        ---         ---     ---     ---
Equity Income Subaccount...  7.48%  26.57%      18.35%     16.05%(3)   ---      ---     ---        ---         ---     ---     ---
High Yield Subaccount......  4.39%  11.70%       6.00%(4)   ---        ---      ---     ---        ---         ---     ---     ---
Social Awareness Subaccount 29.62%  20.94%      17.15%     26.02%     (5.15)%  10.33%  14.76%      4.56%(5)    ---     ---     ---
Value Subaccount........... 14.91%  29.20%(6)    ---        ---        ---      ---     ---        ---         ---     ---     ---
Small Cap Subaccount.......  9.95%  (4.50)%(7)   ---        ---        ---      ---     ---        ---         ---     ---     ---
------------------------------------------------------------------------------------------------------------------------------------

1.  On May 1, 1991 the Worldwide Equity  Subaccount  changed its investment  objective from high current income to long-term capital growth through  investment in common stocks and equivalents of companies  domiciled in foreign  countries and the United States.
    The performance information set forth above reflects performance after the change in investment objective.
2.  From October 1, 1992 to December 31, 1992.
3.  From June 1, 1995 to December 31, 1995.
4.  From August 5, 1996 to December 31, 1996.
5.  From May 1, 1991 to December 31, 1991.
6.  From May 1, 1997 to December 31, 1997
7.  From October 1, 1997 to December 31, 1997

------------------------------------------------------------------------------------------------------------------------------------

   Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Morgan Stanley Capital International's EAFE Index or other indices that measure performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security; (ii) other variable annuity separate accounts, insurance products funds, or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by The Variable Annuity Research and Data Service ("VARDS"), an independent service which monitors and ranks the performance of variable annuity issues by investment objectives on an industry-wide basis or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

   Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Series of the Mutual Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

   Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts, insurance products funds, or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of a tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

                              FINANCIAL STATEMENTS

   The consolidated balance sheets of Security Benefit Corp and Subsidiaries, including Security Benefit, as of December 31, 1998, and 1997 and the related consolidated statements of income, changes in equity, and cash flows for each of the three years in the period ended December 31, 1998, and the financial statements of the Separate Account at December 31, 1998, and for each of the two years ended December 31, 1998, are set forth herein, starting on page 7.

   The consolidated financial statements of Security Benefit Corp and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                          Variable Annuity Account VIII
                              Financial Statements
                     Years ended December 31, 1998 and 1997

                                    CONTENTS


Report of Independent Auditors.............................................    8

Audited Financial Statements

Balance Sheet..............................................................    9
Statements of Operations and Changes in Net Assets.........................   11
Notes to Financial Statements..............................................   13

                         Report of Independent Auditors

The Contract Owners of Variable Annuity
   Account VIII and the Board of Directors of Security Benefit Life Insurance Company

We have audited the accompanying balance sheet of Variable Annuity Account VIII (the Account) (comprised of the individual series as indicated therein) as of December 31, 1998 and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998 by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the individual series of Variable Annuity Account VIII at December 31, 1998 and the results of their operations and changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP
February 5, 1999

                          Variable Annuity Account VIII
                                  Balance Sheet
                                December 31, 1998
            (DOLLARS IN THOUSANDS - EXCEPT PER SHARE AND UNIT VALUES)


ASSETS
Investments:
  SBL Fund:
    Series A (Growth Series) - 3,495,543 shares at net asset value of
      $34.27 per share (cost, $106,832)..............................   $119,792
    Series B (Growth-Income Series) - 1,561,830 shares at net asset
      value of $39.68 per share (cost, $63,175)......................     61,973
    Series C (Money Market Series) - 1,928,989 shares at net asset
      value of $12.53 per share (cost, $23,996)......................     24,170
    Series D (Worldwide Equity Series) - 5,595,076 shares at net
      asset value of $6.74 per share (cost, $35,499).................     37,711
    Series E (High Grade Income Series) - 2,543,247 shares at net
      asset value of $12.42 per share (cost, $30,870)................     31,587
    Series J (Emerging Growth Series) - 1,242,678 shares at net asset
      value of $22.51 per share (cost, $25,105)......................     27,973
    Series K (Global Aggressive Bond Series) - 500,668 shares at net
      asset value of $9.56 per share (cost, $5,110)..................      4,786
    Series M (Specialized Asset Allocation Series) - 1,154,461 shares
      at net asset value of $12.87 per share (cost, $14,393).........     14,858
    Series N (Managed Asset Allocation Series) - 1,948,794 shares at
      net asset value of $16.01 per share (cost, $27,734)............     31,200
    Series O (Equity Income Series) - 3,637,233 shares at net asset
      value of $18.35 per share (cost, $62,566)......................     66,743
    Series P (High Yield Series) - 699,609 shares at net asset value
      of $16.80 per share (cost, $12,243)............................     11,753
    Series S (Social Awareness Series) - 925,545 shares at net asset
      value of $28.40 per share (cost, $22,396)......................     26,286
    Series V (Value Series) - 1,120,393 shares at net asset value of
      $14.83 per share (cost, $15,496)...............................     16,616
    Series X (Small Cap Series) - 276,392 shares at net asset value
      of $10.67 per share (cost, $2,670).............................      2,949
                                                                         -------
Total assets                                                            $478,397
                                                                         =======

LIABILITIES AND NET ASSETS
Mortality guarantee payable                                             $     13

NET ASSETS
Net assets are represented by (NOTE 3):
                                     -------------------------------------------
                                      NUMBER       UNIT
                                     OF UNITS      VALUE     AMOUNT
                                     -------------------------------------------
Growth Series:
  Accumulation units................ 4,778,310    $25.06    $119,750
  Annuity units.....................     1,688     25.06          42     119,792
                                                             -------
Growth-Income Series:
  Accumulation units................ 3,161,657     19.58      61,905
  Annuity units.....................     3,481     19.58          68      61,973
                                                             -------
Money Market Series:
  Accumulation units................ 2,099,523     11.51                  24,170

Worldwide Equity Series:
  Accumulation units................ 2,293,514     16.43      37,686
  Annuity units.....................     1,514     16.43          25      37,711
                                                             -------
High Grade Income Series:
  Accumulation units................ 2,409,250     13.07      31,485
  Annuity units.....................     7,577     13.07          99      31,584
                                                             -------
Emerging Growth Series:
  Accumulation units................ 1,468,017     19.04      27,954
  Annuity units.....................     1,000     19.04          19      27,973
                                                             -------
Global Aggressive Bond Series:
  Accumulation units................   364,793     13.10       4,779
  Annuity units.....................       552     13.10           7       4,786
                                                             -------
Specialized Asset Allocation Series:
  Accumulation units................ 1,063,148     13.90      14,782
  Annuity units.....................     5,189     13.90          72      14,854
                                                             -------
Managed Asset Allocation Series:
  Accumulation units................ 1,927,318     16.14      31,102
  Annuity units.....................     5,903     16.14          95      31,197
                                                             -------
Equity Income Series:
  Accumulation units................ 3,562,159     18.69      66,571
  Annuity units.....................     9,060     18.69         169      66,740
                                                             -------
High Yield Series:
  Accumulation units................   945,133     12.36      11,680
  Annuity units.....................     5,958     12.36          74      11,754
                                                             -------
Social Awareness Series:
  Accumulation units................ 1,140,285     23.04      26,276
  Annuity units.....................       421     23.04          10      26,286
                                                             -------
Value Series:
  Accumulation units................ 1,108,840     14.96      16,587
  Annuity units.....................     1,885     14.96          28      16,615
                                                             -------
Small Cap Series:
  Accumulation units................   280,763     10.50                   2,949
                                                                         -------
Total net assets....................                                     478,384
                                                                         -------
Total liabilities and net assets....                                    $478,397
                                                                         =======
SEE ACCOMPANYING NOTES.

                          Variable Annuity Account VIII
                Statement of Operations and Changes in Net Assets
                          Year ended December 31, 1998
                                 (IN THOUSANDS)

                                                                                                   HIGH                     GLOBAL
                                                              GROWTH-      MONEY      WORLDWIDE    GRADE      EMERGING    AGGRESSIVE
                                                  GROWTH      INCOME       MARKET      EQUITY      INCOME      GROWTH        BOND
                                                  SERIES      SERIES       SERIES      SERIES      SERIES      SERIES       SERIES
                                              --------------------------------------------------------------------------------------
Dividend distributions .....................    $    440    $    917     $    984   $    405      $  1,364   $    151     $   454
Expenses (NOTE 2):
  Mortality and expense risk fee ...........      (1,133)       (733)        (327)      (402)         (319)      (297)        (64)
  Administrative fee .......................        (141)        (88)         (39)       (48)          (38)       (36)         (8)
                                              --------------------------------------------------------------------------------------
Net investment income (loss) ...............        (834)         96          618        (45)        1,007       (182)        382

Capital gains distributions ................       5,587       5,825            -      2,317             -      2,528          83
Realized gain (loss) on investments ........       5,998       1,868          264       (468)           36        104        (247)
Unrealized appreciation (depreciation) on
  investments ..............................       9,164      (4,998)          58      3,458           493      1,426          19
                                              --------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
  on investments ...........................      20,749       2,695          322      5,307           529      4,058        (145)
                                              --------------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations ...............................      19,915       2,791          940      5,262         1,536      3,876         237
Net assets at beginning of year ............      69,897      47,476       19,499     25,462        19,711     20,200       4,754
Variable annuity deposits (NOTES 2 AND 3) ..      81,141      28,688       96,514     22,634        27,927     22,014       3,045
Terminations and withdrawals (NOTES 2 AND 3)     (51,154)    (16,975)     (92,783)   (15,647)      (17,584)   (18,116)     (3,247)
Annuity payments (NOTES 2 AND 3) ...........          (7)         (7)           -          -            (3)        (1)         (3)
Mortality adjustment .......................           -           -            -          -            (3)         -           -
                                              --------------------------------------------------------------------------------------
Net assets at end of year ..................    $119,792    $ 61,973     $ 24,170   $ 37,711      $ 31,584   $ 27,973     $ 4,786
                                              ======================================================================================

                                                SPECIALIZED   MANAGED
                                                   ASSET       ASSET       EQUITY     HIGH        SOCIAL                  SMALL
                                                ALLOCATION   ALLOCATION    INCOME     YIELD      AWARENESS    VALUE        CAP
                                                  SERIES       SERIES      SERIES     SERIES      SERIES      SERIES      SERIES
                                              --------------------------------------------------------------------------------------
Dividend distributions .....................      $   327     $   331    $    847    $   872      $    32    $    71      $    1
Expenses (NOTE 2):
  Mortality and expense risk fee ...........         (196)       (296)       (790)      (100)        (190)      (138)        (17)
  Administrative fee .......................          (24)        (35)        (95)       (12)         (23)       (17)         (2)
                                              --------------------------------------------------------------------------------------
Net investment income (loss) ...............          107           -         (38)       760         (181)       (84)        (18)

Capital gains distributions ................          817         207       2,049         76          348        316          -
Realized gain (loss) on investments ........          864       1,621       6,030         (9)       1,082        201          (9)
Unrealized appreciation (depreciation) on
  investments ..............................          (64)      1,886      (3,784)      (533)       3,200      1,002         276
                                              --------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investments ..............................        1,617       3,714       4,295       (466)       4,630      1,519         267
                                              --------------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations ...............................        1,724       3,714       4,257        294        4,449      1,435         249
Net assets at beginning of year ............       18,219      16,746      54,159      3,747        9,621      4,848         241
Variable annuity deposits (NOTES 2 AND 3) ..        3,260      16,210      29,699     12,360       17,562     12,363       2,785
Terminations and withdrawals (NOTES 2 AND 3)       (8,344)     (5,468)    (21,370)    (4,645)      (5,346)    (2,029)       (326)
Annuity payments (NOTES 2 AND 3) ...........           (1)         (2)         (2)        (2)        -            (2)          -
Mortality adjustment .......................           (4)         (3)         (3)         -         -             -           -
                                              --------------------------------------------------------------------------------------
Net assets at end of year ..................      $14,854     $31,197    $ 66,740    $11,754      $26,286    $16,615      $2,949
                                              ======================================================================================

SEE ACCOMPANYING NOTES.

                          Variable Annuity Account VIII
                Statement of Operations and Changes in Net Assets
                          Year ended December 31, 1997
                                 (IN THOUSANDS)

                                                                                                   HIGH                     GLOBAL
                                                              GROWTH-      MONEY      WORLDWIDE    GRADE      EMERGING    AGGRESSIVE
                                                  GROWTH      INCOME       MARKET      EQUITY      INCOME      GROWTH        BOND
                                                  SERIES      SERIES       SERIES      SERIES      SERIES      SERIES       SERIES
                                              --------------------------------------------------------------------------------------
Dividend distributions .....................    $    331     $   759     $    893   $    466     $  1,148   $     49     $   376
Expenses (NOTE 2):
  Mortality and expense risk fee ...........        (609)       (410)        (228)      (278)        (210)      (194)        (56)
  Administrative fee .......................         (75)        (49)         (27)       (33)         (25)       (23)         (7)
                                              --------------------------------------------------------------------------------------
Net investment income (loss) ...............        (353)        300          638        155          913       (168)        313

Capital gains distributions ................       3,092       1,883            -      1,006            -        424         113
Realized gain (loss) on investments ........       5,030         745            3        769          (47)     1,118         (11)
Unrealized appreciation (depreciation) on
  investments ..............................       2,769       4,015           21     (1,388)         449      1,253        (236)
                                              --------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investments ..............................      10,891       6,643           24        387          402      2,795        (134)
                                              --------------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations ...............................      10,538       6,943          662        542        1,315     2,627          179
Net assets at beginning of year ............      31,719      20,552       16,299     15,630       18,459     10,687       3,925
Variable annuity deposits (NOTES 2 AND 3) ..      58,190      28,181       62,829     20,102       15,897     19,212       5,137
Terminations and withdrawals (NOTES 2 AND 3)     (30,550)     (8,200)     (60,291)   (10,812)     (15,960)   (12,326)     (4,487)
                                              --------------------------------------------------------------------------------------
Net assets at end of year ..................    $ 69,897     $47,476     $ 19,499   $ 25,462     $ 19,711   $ 20,200     $ 4,754
                                              ======================================================================================

                                                  SPECIALIZED   MANAGED
                                                     ASSET      ASSET      EQUITY     HIGH          SOCIAL                SMALL
                                                  ALLOCATION  ALLOCATION   INCOME     YIELD        AWARENESS  VALUE        CAP
                                                    SERIES      SERIES     SERIES     SERIES        SERIES    SERIES      SERIES
                                              --------------------------------------------------------------------------------------
Dividend distributions .....................     $   381     $   197      $   369    $    17      $    13     $    -        $  -
Expenses (NOTE 2):
  Mortality and expense risk fee ...........        (229)       (146)        (474)       (10)         (78)       (10)          -
  Administrative fee .......................         (27)        (18)         (57)        (1)          (9)        (1)          -
                                              --------------------------------------------------------------------------------------
Net investment income (loss) ...............         125          33         (162)         6          (74)       (11)          -

Capital gains distributions ................         366         129          526          3          354          -           -
Realized gain (loss) on investments ........         852         555        2,793         19          249         16           -
Unrealized appreciation (depreciation) on
  investments ..............................        (576)        978        5,601         43          620        118           3
                                              --------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investments ..............................         642       1,662        8,920         65        1,223        134           3
                                              --------------------------------------------------------------------------------------
Net increase in net assets resulting from
   operations ..............................         767       1,695        8,758         71        1,149        123           3
Net assets at beginning of year ............      16,285       8,463       24,214          -        3,239          -           -
Variable annuity deposits (NOTES 2 AND 3) ..       7,004       9,515       30,843      5,058        7,085      4,871         239
Terminations and withdrawals (NOTES 2 AND 3)      (5,837)     (2,927)      (9,656)    (1,382)      (1,852)      (146)        (1)
                                              --------------------------------------------------------------------------------------
Net assets at end of year ..................     $18,219     $16,746      $54,159    $ 3,747      $ 9,621     $4,848        $241
                                              ======================================================================================

SEE ACCOMPANYING NOTES.

                          Variable Annuity Account VIII
                          Notes to Financial Statements
                           December 31, 1998 and 1997


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Variable Annuity Account VIII (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Deposits received by the Account are invested in the SBL Fund, a mutual fund not otherwise available to the public. As directed by the owners, amounts deposited may be invested in shares of Series A (Growth Series - emphasis on capital appreciation), Series B (Growth-Income Series - emphasis on capital appreciation with secondary emphasis on income), Series C (Money Market Series - emphasis on capital preservation while generating interest income), Series D (Worldwide Equity Series - emphasis on long-term capital growth through investment in foreign and domestic common stocks and equivalents), Series E (High Grade Income Series - emphasis on current income with security of principal), Series J (Emerging Growth Series - emphasis on capital appreciation), Series K (Global Aggressive Bond Series - emphasis on high current income with secondary emphasis on capital appreciation), Series M (Specialized Asset Allocation Series - emphasis on high total return consisting of capital appreciation and current income), Series N (Managed Asset Allocation Series - emphasis on high level of total return), Series O (Equity Income Series emphasis on substantial dividend income and capital appreciation), Series P (High Yield Series - emphasis on high current income with secondary emphasis on capital appreciation through investment in higher yielding, higher risk debt securities), Series S (Social Awareness Series - emphasis on capital appreciation), Series V (Value Series - emphasis on long-term growth of capital) and Series X (Small Cap Series - emphasis on long-term growth of capital).

Under the terms of the investment advisory contracts, portfolio investments of the underlying mutual fund are made by Security Management Company, LLC (SMC), a limited liability company controlled by its members, SBL and Security Benefit Group, Inc., a wholly-owned subsidiary of SBL. SMC has engaged T. Rowe Price Associates, Inc. to provide sub-advisory services for the Managed Asset Allocation Series and the Equity Income Series and Meridian Investment
Management Corporation to provide sub-advisory services for the Specialized Asset Allocation Series, and Strong Capital Management, Inc. to provide sub-advisory services to the Small Cap Series. Lexington Management Corporation
(LMC) served as sub-advisor for the Worldwide Equity Series until November 1, 1998, when LMC was replaced by OppenheimerFunds, Inc. Effective December 31, 1998, LMC resigned as sub-advisor for Global Aggressive Bond Series, which will be advised by SMC.

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the balance sheet at market value (net asset value of the underlying mutual fund). The first-in, first-out cost method is used to determine gains and losses. Security transactions are accounted for on the trade date.

The cost of investments purchased and proceeds from investments sold for the year ended December 31 were as follows:

                                     1998                          1997
                           -----------------------------------------------------
                            COST OF       PROCEEDS       COST OF       PROCEEDS
                           PURCHASES     FROM SALES     PURCHASES     FROM SALES
                           -----------------------------------------------------
                                           (IN THOUSANDS)

Growth Series.............. $94,708        $59,975       $68,072        $37,693
Growth-Income Series.......  39,563         21,936        32,751         10,587
Money Market Series........   6,261          1,912        68,764         65,588
Worldwide Equity Series....  28,719         19,460        22,686         12,235
High Grade Income Series...  32,178         20,831        18,198         17,348
Emerging Growth Series.....  26,358         20,115        20,611         13,469
Global Aggressive
  Bond Series..............   4,204          3,944         5,837          4,761
Specialized Asset
  Allocation Series........   5,037          9,198         8,157          6,499
Managed Asset
  Allocation Series........  18,300          7,353        10,263          3,513
Equity Income Series.......  35,664         25,326        32,959         11,408
High Yield Series..........  14,705          6,157         5,127          1,442
Social Awareness Series....  19,191          6,808         8,082          2,569
Value Series...............  13,581          3,016         5,281            567
Small Cap Series...........   3,023            581           239              1

ANNUITY RESERVES

Annuity reserves relate to contracts that have matured and are in the payout stage. Such reserves are computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective series. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

FEDERAL INCOME TAXES

The operations of the Account are a part of the operations of SBL. Under current law, no federal income taxes are allocated by SBL to the operations of the Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. VARIABLE ANNUITY CONTRACT CHARGES

SBL deducts an administrative fee equivalent to an annual rate of 0.15% of the average daily net asset value of each account. Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.25% of the net asset value of each contract, of which 0.7% is for assuming mortality risks and the remainder is for assuming expense risks.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

3. SUMMARY OF UNIT TRANSACTIONS

                                                                 UNITS
                                                        ------------------------
                                                         YEAR ENDED DECEMBER 31
                                                        1998               1997
                                                        ------------------------
                                                             (IN THOUSANDS)
Growth Series:
  Variable annuity deposits .........................   3,638              3,142
  Terminations, withdrawals and expense charges .....   2,308              1,679
Growth-Income Series:
  Variable annuity deposits .........................   1,482              1,672
  Terminations, withdrawals and expense charges .....     889                489
Money Market Series:
  Variable annuity deposits .........................   8,530              5,746
  Terminations, withdrawals and expense charges .....   8,185              5,512
Worldwide Equity Series:
  Variable annuity deposits .........................   1,485              1,411
  Terminations, withdrawals and expense charges .....   1,025                758
High Grade Income Series:
  Variable annuity deposits .........................   2,189              1,362
  Terminations, withdrawals and expense charges .....   1,379              1,386
Emerging Growth Series:
  Variable annuity deposits .........................   1,322              1,285
  Terminations, withdrawals and expense charges .....   1,087                823
Global Aggressive Bond Series:
  Variable annuity deposits .........................     241                424
  Terminations, withdrawals and expense charges .....     258                370
Specialized Asset Allocation Series:
  Variable annuity deposits .........................     240                560
  Terminations, withdrawals and expense charges .....     626                466
Managed Asset Allocation Series:
  Variable annuity deposits .........................   1,084                727
  Terminations, withdrawals and expense charges .....     364                229
Equity Income Series:
  Variable annuity deposits .........................   1,641              1,964
  Terminations, withdrawals and expense charges .....   1,187                611
High Yield Series:
  Variable annuity deposits .........................   1,015                434
  Terminations, withdrawals and expense charges .....     380                117
Social Awareness Series:
  Variable annuity deposits .........................     875                436
  Terminations, withdrawals and expense charges .....     276                115
Value Series:
  Variable annuity deposits .........................     886                384
  Terminations, withdrawals and expense charges .....     148                 11
Small Cap Series:
  Variable annuity deposits .........................     292                 25
  Terminations, withdrawals and expense charges .....      36                  -

                     Security Benefit Corp. and Subsidiaries

                        Consolidated Financial Statements

                  Years ended December 31, 1998, 1997 and 1996

                                    CONTENTS

Report of Independent Auditors.............................................   19

Audited Consolidated Financial Statements

Consolidated Balance Sheets................................................   20
Consolidated Statements of Income..........................................   22
Consolidated Statements of Changes in Stockholder's Equity.................   23
Consolidated Statements of Cash Flows......................................   24
Notes to Consolidated Financial Statements.................................   26

                         Report of Independent Auditors

The Board of Directors
Security Benefit Corp.

We have audited the accompanying consolidated balance sheets of Security Benefit Corp. and Subsidiaries (the Company) as of December 31, 1998 and 1997 and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Corp. and Subsidiaries at December 31, 1998 and 1997 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

February 5, 1999

                     Security Benefit Corp. and Subsidiaries
                           Consolidated Balance Sheets


                                                             DECEMBER 31
                                                        1998              1997
                                                     ---------------------------
                                                            (IN THOUSANDS)
ASSETS
Investments:
  Securities available-for-sale:
    Fixed maturities .............................   $2,120,369       $1,650,324
    Equity securities ............................      158,291          120,508
  Fixed maturities held-to-maturity ..............      264,283          452,411
  Mortgage loans .................................       57,400           64,251
  Real estate ....................................        2,875            3,056
  Policy loans ...................................       88,385           85,758
  Cash ...........................................       28,419           30,896
  Other invested assets ..........................       49,308           42,395
                                                     ---------------------------
Total investments ................................    2,769,330        2,449,599

Accrued investment income ........................       31,740           30,034
Accounts receivable ..............................       18,616           22,227
Reinsurance recoverable ..........................      407,891          397,519
Property and equipment, net ......................       20,869           19,669
Deferred policy acquisition costs ................      168,483          159,441
Other assets .....................................       17,381           15,537
Separate account assets ..........................    4,416,194        3,716,639
                                                     ---------------------------
                                                     $7,850,504       $6,810,665
                                                     ===========================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Policy reserves and annuity account values .....   $2,699,894       $2,439,713
  Policy and contract claims .....................        9,768           10,955
  Other policyholder funds .......................       20,496           21,582
  Accounts payable and accrued expenses ..........       47,168           35,343
  Income taxes payable ...........................       24,622           10,960
  Deferred income tax liability ..................       60,109           58,261
  Long-term debt and other borrowings ............       60,000           65,000
  Other liabilities ..............................       14,276           17,331
  Separate account liabilities ...................    4,416,194        3,716,639
                                                     ---------------------------
Total liabilities ................................    7,352,527        6,375,784

Stockholder's equity:
  Preferred stock, $0.001 par value, 10,000,000
  shares authorized, no shares issued or
  outstanding ....................................            -                -

  Common stock:
    Class A shares, $0.001 par value, 200,000,000
    shares authorized, no shares issued or
    outstanding ..................................            -                -

    Class B shares, $0.001 par value, 50,000,000
    shares authorized, 1,000 shares issued and
    outstanding ..................................            -                -

  Retained earnings ..............................      467,877          409,432

  Accumulated other comprehensive income, net ....       30,100           25,449
                                                     ---------------------------
Total stockholder's equity .......................      497,977          434,881
                                                     ---------------------------
                                                     $7,850,504       $6,810,665
                                                     ===========================

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                     Security Benefit Corp. and Subsidiaries
                        Consolidated Statements of Income


                                                      YEAR ENDED DECEMBER 31
                                               1998         1997         1996
                                            ------------------------------------
                                                          (IN THOUSANDS)
Revenues:
  Insurance premiums and other
    considerations ......................   $  24,187    $  24,640    $  28,848
  Net investment income .................     174,048      184,975      194,783
  Asset based fees ......................      88,721       72,025       55,977
  Other product charges .................       7,749        9,163       10,470
  Realized gains (losses) on investments.       4,261        4,929         (244)
  Other revenues ........................      17,307       21,389       24,391
                                            ------------------------------------
Total revenues ..........................     316,273      317,121      314,225

Benefits and expenses:
  Annuity and interest sensitive
    life benefits:
      Interest credited to account
       balances .........................      94,552      102,640      108,705
  Benefit claims in excess of
    account balances ....................       4,662        4,985        7,541
  Traditional life insurance benefits....      12,617       17,472       18,222
  Supplementary contract payments........       9,694        9,660       11,121
  Increase in traditional life reserves..       1,699        7,050        8,580
  Other benefits ........................      13,227        7,801       11,416
                                            ------------------------------------
Total benefits ..........................     136,451      149,608      165,585

Commissions and other operating expenses.      65,755       59,576       52,044
Amortization of deferred policy
  acquisition costs .....................      25,447       26,179       25,930
Interest expense ........................       5,075        5,305        4,285
Other expenses ..........................       3,354        3,381        1,667
                                            ------------------------------------
Total benefits and expenses .............     236,082      244,049      249,511
                                            ------------------------------------
Income before income taxes ..............      80,191       73,072       64,714
Income taxes ............................      21,746       21,567       20,871
                                            ------------------------------------
Net income ..............................   $  58,445    $  51,505    $  43,843
                                            ====================================

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                     Security Benefit Corp. and Subsidiaries
           Consolidated Statements of Changes in Stockholder's Equity


                                                         ACCUMULATED
                                                           OTHER
                                    COMMON   RETAINED   COMPREHENSIVE
                                    STOCK    EARNINGS      INCOME         TOTAL
                                    --------------------------------------------

Balance at December 31, 1995 .....   $-     $314,084       $11,607     $325,691
  Comprehensive income:
    Net income ...................    -       43,843             -       43,843
    Unrealized gains (losses), net    -            -       (12,086)     (12,086)
                                                                        -------
  Comprehensive income ...........                                       31,757
                                    --------------------------------------------
Balance at December 31, 1996 .....    -      357,927          (479)     357,448
  Comprehensive income:
    Net income ...................    -       51,505             -       51,505
    Unrealized gains (losses), net    -            -        25,928       25,928
                                                                        -------
  Comprehensive income ...........                                       77,433
                                    --------------------------------------------
Balance at December 31, 1997 .....    -      409,432        25,449      434,881
  Comprehensive income:
    Net income ...................    -       58,445             -       58,445
    Unrealized gains (losses), net    -            -         4,651        4,651
                                                                        -------
  Comprehensive income ...........                                       63,096
                                    --------------------------------------------
Balance at December 31, 1998 .....   $-     $467,877       $30,100     $497,977
                                    ============================================

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                     Security Benefit Corp. and Subsidiaries
                      Consolidated Statements of Cash Flows

                                                                      YEAR ENDED DECEMBER 31
                                                                  1998         1997        1996
                                                              --------------------------------------
                                                                             (IN THOUSANDS)
OPERATING ACTIVITIES
Net income ................................................   $  58,445    $  51,505    $    43,843
Adjustments to reconcile net income to net cash provided by
  operating activities:
    Annuity and interest sensitive life products:
      Interest credited to account balances ...............      94,552      102,640        108,705
      Charges for mortality and administration ............        (297)     (10,582)       (13,115)
    Increase (decrease) in traditional life policy reserves       1,699       (3,101)        10,697
    Increase (decrease) in accrued investment income ......      (1,706)       2,127         (1,538)
    Policy acquisition costs deferred .....................     (34,068)     (37,999)       (36,865)
    Policy acquisition costs amortized ....................      25,447       26,179         25,930
    Accrual of discounts on investments ...................      (2,708)      (2,818)        (3,905)
    Amortization of premiums on investments ...............       8,452        9,138         11,284
    Depreciation and amortization .........................       4,441        3,959          3,748
    Other .................................................      11,286       (8,444)        (3,379)
                                                              --------------------------------------
Net cash provided by operating activities .................     165,543      132,604        145,405

INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities available-for-sale .....................     436,773      368,901        870,240
  Fixed maturities held-to-maturity .......................     157,729      124,013         58,874
  Equity securities available-for-sale ....................      13,293       48,495          3,643
  Mortgage loans ..........................................       8,924        3,739         12,545
  Real estate .............................................           -          946          2,935
  Separate account assets .................................           -        9,180          5,214
  Other invested assets ...................................       2,929        7,865         26,293
                                                              --------------------------------------
                                                                619,648      563,139        979,744
Acquisition of investments:
  Fixed maturities available-for-sale .....................    (878,753)    (219,736)      (936,376)
  Fixed maturities held-to-maturity .......................      (1,287)      (1,188)       (52,422)
  Equity securities available-for-sale ....................     (42,641)     (67,004)       (68,222)
  Mortgage loans ..........................................      (2,054)      (1,447)        (4,538)
  Real estate .............................................        (756)        (712)        (2,637)
  Other invested assets ...................................      (7,441)      (7,518)       (22,782)
                                                              --------------------------------------
                                                               (932,932)    (297,605)    (1,086,977)
Purchase of property and equipment ........................      (4,617)      (4,144)        (1,879)
Net increase in policy loans ..............................      (2,627)      (8,654)        (6,370)
Net cash transferred per coinsurance agreement ............           -     (218,043)             -
                                                              --------------------------------------
Net cash provided by (used in) investing activities .......    (320,528)      34,693       (115,482)

FINANCING ACTIVITIES
Issuance of long-term debt ................................           -            -         65,000
Repayment of long-term debt ...............................      (5,000)           -              -
Annuity and interest sensitive life products:
  Deposits credited to account balances ...................     475,522      167,517        202,129
  Withdrawals from account balances .......................    (318,014)    (312,228)      (305,530)
                                                              --------------------------------------
Net cash provided by (used in) financing activities .......     152,508     (144,711)       (38,401)
                                                              --------------------------------------
Increase (decrease) in cash ...............................      (2,477)      22,586         (8,478)
Cash at beginning of year .................................      30,896        8,310         16,788
                                                              --------------------------------------
Cash at end of year .......................................   $  28,419    $  30,896    $     8,310
                                                              ======================================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
   Interest ...............................................   $   5,443    $   5,307    $     2,966
                                                              ======================================
   Income taxes ...........................................   $   8,269    $  27,920    $    16,213
                                                              ======================================

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                     Security Benefit Corp. and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS AND ORGANIZATION

The operations of Security Benefit Corp. (SBC or the Company) consist primarily of marketing and distributing annuities, mutual funds, life insurance and related products throughout the United States. The Company and/or its subsidiaries offer a diversified portfolio of investment products comprised primarily of individual and group annuities and mutual fund products through multiple distribution channels. In recent years, the Company's new business activities increasingly have been concentrated in the individual flexible premium variable annuity markets.

The Company was formed on July 31, 1998 in conjunction with the conversion of Security Benefit Life Insurance Company (SBL) from a mutual life insurance company to a stock life insurance company under a mutual holding company structure pursuant to a Plan of Conversion (the Conversion). In connection with the Conversion, the Company, a Kansas domiciled intermediate stock holding company, and Security Benefit Mutual Holding Company (SBMHC), a Kansas domiciled mutual holding company, were formed. On the same date, all of the initial shares of common stock of SBL, except for shares issued to SBL Directors in accordance with Kansas law, were issued to SBC. In addition, all of the initially issued shares of common stock of SBC, consisting of 1,000 shares of Class B common stock, were issued to SBMHC. As a result of the Conversion, SBMHC indirectly owned, through its ownership of SBC, all of the issued and outstanding common stock of SBL (except shares required by law to be held by SBL Directors). In accordance with Kansas law, SBMHC must at all times hold at least 51% of the voting stock of SBC. The consolidated financial statements of the Company reflect the combination of SBC and SBL at historical cost on a basis similar to a pooling of interest and, accordingly, the accompanying consolidated financial statements include accounts and operations of SBL for all periods presented.

BASIS OF PRESENTATION

The consolidated financial statements include the operations and accounts of the Company and its wholly-owned subsidiaries including SBL, Security Management Company, LLC and Security Benefit Group, Inc. (which includes First Security Benefit Life Insurance and Annuity Company of New York; Security Distributors, Inc.; Security Benefit Academy, Inc.; and Creative Impressions, Inc.). Significant intercompany transactions have been eliminated in consolidation.

ACCOUNTING CHANGE

In 1998, the Company adopted Statement of Financial Accounting Standards (SFAS) Statement No. 130, "Reporting Comprehensive Income." Statement No. 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this Statement had no impact on the Company's net income or stockholder's equity. Statement No. 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in equity, to be included in other comprehensive income.

USE OF ESTIMATES

The preparation of consolidated financial statements requires management to make estimates and assumptions that affect amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENTS

Fixed maturities are classified as either held-to-maturity or available-for-sale. Fixed maturities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost, adjusted for amortization of premiums and accrual of discounts. Fixed maturities not classified as held-to-maturity and equity securities are classified as available-for-sale. Equity securities are comprised of common stock, preferred stock and mutual funds.

Securities available-for-sale are reported in the accompanying consolidated financial statements at fair value. Any valuation changes resulting from changes in the fair value of these securities are reflected as a component of accumulated other comprehensive income. These unrealized gains or losses in accumulated other comprehensive income are reported, net of taxes and adjustments to deferred policy acquisition costs.

The amortized cost of fixed maturities is adjusted for amortization of premiums and accrual of discounts. Premiums and discounts are recognized over the estimated lives of the assets adjusted for prepayment activity. Distributions from mutual funds are included in investment income. Realized gains and losses on sales of investments are recognized in revenues on the specific-identification method.

Mortgage loans are reported at amortized cost. Real estate investments are carried at the lower of depreciated cost or estimated realizable value. Policy loans are reported at unpaid principal. Investments accounted for by the equity method include investments in, and advances to, various joint ventures and partnerships.

The operations of the Company are subject to risk resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are prepaid/withdrawn, mature or reprice in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income while maintaining acceptable levels of interest rate and liquidity risk and while facilitating the funding needs of the Company. The Company periodically may use derivative financial instruments to modify its interest rate sensitivity to levels deemed to be appropriate based on the Company's current economic outlook.

Such derivative financial instruments are for purposes other than trading and are classified as available-for-sale in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Accordingly, these instruments are stated at fair value with the change in fair value reported as a component of accumulated other comprehensive income.

DEFERRED POLICY ACQUISITION COSTS

To the extent recoverable from future policy revenues and gross profits, commissions and other policy-issue, underwriting and marketing costs that are primarily related to the acquisition or renewal of life insurance and deferred annuity business have been deferred.

Traditional life insurance deferred policy acquisition costs are being amortized in proportion to premium revenues over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

For interest sensitive life and deferred annuity business, deferred policy acquisition costs are amortized in proportion to the present value (discounted at the crediting rate) of expected gross profits from investment, mortality and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised. Deferred policy acquisition costs are adjusted for the impact on estimated gross profits of net unrealized gains and losses on securities.

PROPERTY AND EQUIPMENT

Property and equipment, including home-office real estate, furniture and fixtures, and data-processing hardware and related systems, are recorded at cost, less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for the benefit of contractholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contractholders, are excluded from the amounts reported in the consolidated statements of income. Investment income and gains or losses arising from separate accounts accrue directly to the contractholders and, therefore, are not included in investment earnings in the accompanying statements of income. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

POLICY RESERVES AND ANNUITY ACCOUNT VALUES

Liabilities  for future  policy  benefits  for  traditional  life  products  are computed using a net level-premium method, including assumptions as to investment yields, mortality and withdrawals, and other assumptions that approximate expected experience.

Liabilities for future policy benefits for interest sensitive life and deferred annuity products represent accumulated contract values without reduction for potential surrender charges and deferred front-end contract charges that are amortized over the life of the policy. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 3.4% to 8% during 1998, from 3.8% to 7.25% during 1997 and from 3.5% to 7.25% during 1996.

INCOME TAXES

Deferred tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expenses or credits reflected in the Company's statements of income are based on the changes in deferred tax assets or liabilities from period to period (excluding unrealized gains and losses on securities available-for-sale).

RECOGNITION OF REVENUES

Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from interest sensitive life insurance products and deferred annuities consist of policy charges for the cost of insurance, policy administration charges and surrender charges assessed against contractholder account balances during the period.

FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

    Cash: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

    Investment securities: Fair values for fixed maturities are based on quoted market prices if available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

    Mortgage loans and policy loans: Fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amounts reported in the consolidated balance sheets approximate their fair values.

    Investment-type contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using the assumption reinsurance method, whereby the amount of statutory profit the assuming company would realize from the business is calculated. Those amounts are then discounted at a rate of return commensurate with the rate presently offered by the Company on similar contracts.

    Long-term   debt:  Fair  values  for  long-term  debt  are  estimated  using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

2. INVESTMENTS

Information as to the amortized cost, gross unrealized gains and losses, and fair values of the Company's portfolio of fixed maturities and equity securities at December 31, 1998 and 1997 is as follows:

                                               DECEMBER 31, 1998
                              --------------------------------------------------
                                             GROSS        GROSS
                              AMORTIZED    UNREALIZED   UNREALIZED
                                COST         GAINS        LOSSES      FAIR VALUE
                              --------------------------------------------------
                                                (IN THOUSANDS)
AVAILABLE-FOR-SALE
U.S. Treasury securities
  and obligations of U.S.
  government corporations
  and agencies ............   $  204,414    $ 5,254      $     8     $  209,660
Obligations of states and
  political subdivisions ..       27,583      2,310            -         29,893
Corporate securities ......    1,053,782     33,400       10,716      1,076,466
Mortgage-backed securities       628,020     12,530        2,550        638,000
Asset-backed securities ...      166,144      2,113        1,907        166,350
                              --------------------------------------------------
Totals ....................   $2,079,943    $55,607      $15,181     $2,120,369
                              ==================================================
Equity securities .........   $  140,999    $18,271      $   979     $  158,291
                              ==================================================
HELD-TO-MATURITY
Obligations of states and
  political subdivisions ..       61,473    $ 3,196      $     -     $   64,669
Corporate securities ......       93,413      7,718          360        100,771
Mortgage-backed securities        96,987      1,640            -         98,627
Asset-backed securities ...       12,410        289            -         12,699
                              --------------------------------------------------
Totals ....................   $  264,283    $12,843      $   360     $  276,766
                              ==================================================

                                              DECEMBER 31, 1997
                              --------------------------------------------------
                                              GROSS       GROSS
                              AMORTIZED    UNREALIZED   UNREALIZED
                                COST          GAINS       LOSSES      FAIR VALUE
                              --------------------------------------------------
                                                 (IN THOUSANDS
AVAILABLE-FOR-SALE
U.S. Treasury securities
  and obligations of U.S.
  government corporations
  and agencies ............   $  214,088    $ 3,313       $    -     $  217,401
Obligations of states and
  political subdivisions ..       24,008      1,365            8         25,365
Corporate securities ......      742,123     27,986        1,674        768,435
Mortgage-backed securities       510,991     11,429        2,137        520,283
Asset-backed securities ...      117,907      1,030           97        118,840
                              --------------------------------------------------
Totals ....................   $1,609,117    $45,123       $3,916     $1,650,324
                              ==================================================
Equity securities .........   $  109,763    $11,220       $  475     $  120,508
                              ==================================================
HELD-TO-MATURITY
Obligations of states and
  political subdivisions ..   $   74,802    $ 2,094       $   30     $   76,866
Corporate securities ......      108,609      5,295          201        113,703
Mortgage-backed securities       227,131      2,725          364        229,492
Asset-backed securities ...       41,869        297            1         42,165
                              --------------------------------------------------
Totals ....................   $  452,411    $10,411       $  596     $  462,226
                              ==================================================

The prior-year financial statements have been reclassified to conform to the requirements of FASB Statement No. 130. After making these balance sheet reclassifications, the following amounts were included in accumulated other comprehensive income for the years ended December 31, 1998, 1997 and 1996:

                                                   1998      1997        1996
                                                 -------------------------------
Unrealized holding gains (losses) arising
  during the year ............................   $10,523    $60,638    $(37,942)
Less: Realized gains (losses) included in
  net income .................................     4,757      4,929        (244)
                                                 -------------------------------
Other comprehensive income (loss), before
   deferred taxes and the unlocking of
   deferred policy acquisition costs .........     5,766     55,709     (37,698)
Deferred income taxes ........................    (2,033)   (13,913)      6,203
Unlocking of deferred policy acquisition costs       918    (15,868)     19,409
                                                 -------------------------------
Other comprehensive income (loss), net .......   $ 4,651    $25,928    $(12,086)
                                                 ===============================

The amortized cost and fair value of fixed maturities at December 31, 1998, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                    AVAILABLE-FOR-SALE        HELD-TO-MATURITY
                                  ----------------------------------------------
                                  AMORTIZED       FAIR      AMORTIZED      FAIR
                                    COST          VALUE       COST         VALUE
                                  ----------------------------------------------
                                                   (IN THOUSANDS)
Due in one year or less .......   $   48,041   $   48,326   $  1,508    $  1,528
Due after one year through
  five years ..................      176,414      180,716      8,485       8,977
Due after five years through
  10 years ....................      567,478      579,461     36,368      38,562
Due after 10 years ............      493,846      507,516    108,525     116,373
Mortgage-backed securities ....      628,020      638,000     96,987      98,627
Asset-backed securities .......      166,144      166,350     12,410      12,699
                                  ----------------------------------------------
                                  $2,079,943   $2,120,369   $264,283    $276,766
                                  ==============================================

The composition of the Company's portfolio of fixed maturities by quality rating at December 31, 1998 is as follows:

               QUALITY RATING          CARRYING AMOUNT       %
               --------------------------------------------------
                                       (IN THOUSANDS)

               AAA .................      $1,055,819        44.3%
               AA ..................         215,520         9.0
               A ...................         469,855        19.7
               BBB .................         422,600        17.7
               Noninvestment grade .         220,858         9.3
                                           ---------       -----
                                          $2,384,652       100.0%
                                           =========       =====

Major categories of net investment income for the years ended December 31, 1998, 1997 and 1996 are summarized as follows:

                                               1998         1997          1996
                                             -----------------------------------
                                                        (IN THOUSANDS)
Interest on fixed maturities .............   $154,529     $167,646      $174,592
Dividends and distributions on equity
  securities .............................     10,945        7,358         5,817
Interest on mortgage loans ...............      5,388        6,017         6,680
Interest on policy loans .................      5,381        6,282         6,372
Interest on short-term investments .......      2,377        2,221         1,487
Other ....................................        865         (166)        4,199
                                             -----------------------------------
Total investment income ..................    179,485      189,358       199,147
Less investment expenses .................      5,437        4,383         4,364
                                             -----------------------------------
Net investment income ....................   $174,048     $184,975      $194,783
                                             ===================================

Proceeds from sales of fixed maturities and equity securities and related realized gains and losses, including valuation adjustments, for the years ended December 31, 1998, 1997 and 1996 are as follows:

                            1998         1997         1996
                          ----------------------------------
                                    (IN THOUSANDS)
Proceeds from sales       $196,849     $333,498     $393,189
Gross realized gains         9,801       11,889        9,407
Gross realized losses        4,939        6,640        9,723

Net realized gains (losses), net of associated amortization of deferred policy acquisition costs, for the years ended December 31, 1998, 1997 and 1996 consist of the following:

                                                 1998        1997         1996
                                                --------------------------------
                                                            (IN THOUSANDS)
Fixed maturities ............................   $2,976      $  861      $(1,329)
Equity securities ...........................    1,886       4,388        1,013
Other .......................................     (105)       (320)          72
                                                --------------------------------
 ............................................    4,757       4,929         (244)
Amortization of deferred policy acquisition
  costs .....................................     (496)          -            -
                                                --------------------------------
Net realized gains (losses) .................   $4,261      $4,929      $  (244)
                                                ================================

There were no deferred losses at December 31, 1998 or 1997 resulting from terminated and expired futures contracts. There were no outstanding agreements to sell securities at December 31, 1998, 1997 or 1996. The notional amount of interest rate exchange agreements outstanding at December 31, 1998 was $88,450,000. These agreements have maturities ranging from September 2002 to December 2005. Under these agreements, the Company receives variable interest rates based on the three-month LIBOR rate and pays fixed interest rates ranging from 5.54% to 7.5%.

The Company has a diversified portfolio of commercial and residential mortgage loans outstanding in 14 states. The loans are somewhat geographically concentrated in the midwestern and southwestern United States with the largest outstanding balances at December 31, 1998 being in the states of Kansas (31%), Iowa (16%) and Texas (14%).

3. EMPLOYEE BENEFIT PLANS

Substantially all Company employees are covered by a qualified, noncontributory defined benefit pension plan sponsored by the Company and certain of its affiliates. Benefits are based on years of service and an employee's highest average compensation over a period of five consecutive years during the last 10 years of service. The Company's policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Company considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law and the limitations on deductibility imposed by federal income tax law. Plan assets are invested in public mutual funds with varying investment objectives which are managed by an affiliated entity. Unrealized gains on plan assets were $669,000 and $628,000 at December 31, 1998 and 1997, respectively.

In addition to the Company's defined benefit pension plan, the Company provides certain medical and life insurance benefits to full-time employees who have retired after the age of 55 with five years of service. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. Contributions vary based on the employee's years of service earned after age 40. The Company's portion of the costs is frozen after 2002 with all future cost increases passed on to the retirees. Retirees in the plan prior to July 1, 1993 are covered 100% by the Company.

The following table sets forth the plans' funded status and amounts recognized in the financial statements at December 31 and for the years then ended:

                                       PENSION BENEFITS        OTHER BENEFITS
                                       1998        1997        1998       1997
                                     -------------------------------------------
Benefit obligation at year end ...   $(13,306)   $(12,487)   $(4,962)   $(4,361)
Fair value of plan assets at year
  end ............................     11,363      11,279          -          -
                                     -------------------------------------------
Funded status of the plan ........   $ (1,943)   $ (1,208)   $(4,962)   $(4,361)
                                     ===========================================
Accrued benefit cost recognized in
  the consolidated balance sheets    $   (253)   $   (404)   $(5,323)   $(5,053)
Net periodic benefit cost ........        719       1,999        474        786
Benefits paid ....................      2,475       1,563        197        170
Contributions ....................        870         865          -          -

                                         PENSION BENEFITS      OTHER BENEFITS
                                         1998      1997       1998        1997
                                         ---------------------------------------
WEIGHTED-AVERAGE ASSUMPTIONS
Discount rate ........................   6.75%     7.25%     6.75%        7.25%
Expected return on plan assets .......   9.00%     9.00%        -            -
Rate of compensation increase ........   4.50%     4.50%        -            -

The annual assumed rate of increase in the per capita cost of covered benefits is 8% for 1998 and 9% for 1997, and is assumed to decrease gradually to 5% for 2001 and remain at that level thereafter.

The health care cost trend rate has a significant effect on the amount reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefit obligation as of December 31, 1998 by $228,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1998 by $68,000.

The Company has a profit-sharing and savings plan for which substantially all employees are eligible after one year of employment with the Company. Company contributions to the profit-sharing and savings plan charged to operations were $2,176,000, $2,065,000 and $1,783,000 for 1998, 1997 and 1996, respectively.

4. REINSURANCE

The Company assumes and cedes reinsurance with other companies to provide for greater diversification of business, to allow management to control exposure to potential losses arising from large risks, and to provide additional capacity for growth. Life insurance in force ceded at December 31, 1998 and 1997 was $7.0 billion and $7.4 billion, respectively.

Principal reinsurance transactions for the years ended December 31, 1998, 1997 and 1996 are summarized as follows:

                                       1998             1997              1996
                                      ------------------------------------------
                                                  (IN THOUSANDS)
Reinsurance ceded:
   Premiums paid ..................   $46,391           $33,872          $25,442
                                      ==========================================
   Commissions received ...........   $ 5,647           $ 5,173          $ 4,669
                                      ==========================================
   Claim recoveries ...............   $20,166           $12,136          $ 5,235
                                      ==========================================

In the accompanying financial statements, premiums, benefits, settlement expenses and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of reinsurers. At December 31, 1998 and 1997, the Company had established receivables totaling $407,891,000 and $397,519,000, respectively, for reserve credits, reinsurance claims and other receivables from its reinsurers. Substantially all of these receivables are collateralized by assets of the reinsurers held in trust. The amount of reinsurance assumed is not significant.

In 1997, the Company transferred, through a 100% coinsurance agreement, $318 million in policy reserves and claim liabilities reduced by a ceding commission of $63 million and other related items. The agreement related to a block of universal life and traditional life insurance business. The Company recorded a pretax gain of $14.625 million which is deferred in other liabilities and amortized to income over the estimated life of the business transferred, estimated to be 15 years. Amortization of this deferred gain during 1998 amounted to $1,358,000.

5. INCOME TAXES

The Company files a life/nonlife consolidated federal income tax return with SBMHC. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities. Such differences relate principally to liabilities for future policy benefits and accumulated contract values, deferred compensation, deferred policy acquisition costs, postretirement benefits, deferred selling commissions, depreciation expense and unrealized gains (losses) on securities available-for-sale.

Income tax expense (benefit) consists of the following for the years ended December 31, 1998, 1997 and 1996:

                                       1998             1997              1996
                                      ------------------------------------------
                                                  (IN THOUSANDS)
Current ...........................   $21,931         $ 32,194           $12,528
Deferred ..........................      (185)         (10,627)            8,343
                                      ------------------------------------------
                                      $21,746         $ 21,567           $20,871
                                      ==========================================

The provision for income taxes differs from the amount computed at the statutory federal income tax rate due primarily to dividends-received deductions and tax credits.

Net deferred tax assets or liabilities consist of the following:

                                                             DECEMBER 31
                                                        1998              1997
                                                        ------------------------
                                                            (IN THOUSANDS)
Deferred tax assets:
  Future policy benefits ............................   $ 5,432         $  9,869
  Employee benefits .................................     8,110            6,487
  Deferred gain on coinsurance agreement ............     4,475            4,970
  Other .............................................    11,762            8,747
                                                        ------------------------
Total deferred tax assets ...........................    29,779           30,073

                                                             DECEMBER 31
                                                        1998              1997
                                                        ------------------------
                                                             (IN THOUSANDS)
Deferred tax liabilities:
   Deferred policy acquisition costs ................   $55,540          $53,173
   Net unrealized appreciation on securities
     available-for-sale .............................    20,034           18,115
   Deferred gain on investments .....................     7,772            8,378
   Depreciation .....................................     1,499            1,935
   Other ............................................     5,043            6,733
                                                        ------------------------
Total deferred tax liabilities ......................    89,888           88,334
                                                        ------------------------
Net deferred tax liabilities ........................   $60,109          $58,261
                                                        ========================

6. CONDENSED FAIR VALUE INFORMATION

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value. The methods and assumptions used by the
Company to estimate the following fair value disclosures for financial instruments are set forth in NOTE 1.

SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

                                                          DECEMBER 31, 1998         DECEMBER 31, 1997
                                                        -------------------------------------------------
                                                         CARRYING      FAIR        CARRYING       FAIR
                                                          AMOUNT       VALUE        AMOUNT        VALUE
                                                        -------------------------------------------------
                                                                         (IN THOUSANDS)
Liabilities:
  Supplementary contracts without life contingencies    $   27,105   $   27,353   $   29,890   $   30,189
  Individual and group annuities ...................     2,147,665    2,005,939    1,894,605    1,713,509
  Long-term debt ...................................        60,000       69,909       65,000       71,793

7. COMMITMENTS AND CONTINGENCIES

The Company leases various equipment under several operating lease agreements. Total expense for all operating leases amounted to $1,155,000, $1,018,000 and $1,108,000 during 1998, 1997 and 1996, respectively. The Company has aggregate future lease commitments at December 31, 1998 of $4,406,000 for noncancelable operating leases consisting of $1,272,000 in 1999, $1,231,000 in 2000, $1,082,000 in 2001, and $821,000 in 2002. There are no noncancelable lease commitments beyond 2002.

In addition, in 2001, under the terms of one of the operating leases, the Company has the option to renew the lease for another five years, purchase the asset for approximately $4.7 million, or return the asset to the lessor and pay a termination charge of approximately $3.7 million.

In connection with its investments in low-income housing partnerships, the Company is committed to invest additional capital of $9,190,000 in 1999.

Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states in which it is licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially recovered through a reduction in future premium taxes. The Company cannot predict whether and to what extent legislative initiatives may affect the right to offset. Based on information from the National Organization of Life and Health Guaranty Association and information from the various state guaranty associations, the Company believes that it is probable that these insolvencies will result in future assessments. The Company regularly evaluates its reserve for these insolvencies and updates its reserve based on the Company's interpretation of information recently received. The associated costs for a particular insurance company can vary significantly based on its premium volume by line of business in a particular state and its potential for premium tax offset. The Company accrued no additional reserves for these insolvencies in 1998. At December 31, 1998, the Company has reserved $2,142,000 to cover current and estimated future assessments, net of related premium tax credits.

8. LONG-TERM DEBT AND OTHER BORROWINGS

The Company has a $61.5 million line-of-credit facility from the Federal Home Loan Bank of Topeka. Any borrowings in connection with this facility bear interest at 0.1% over the Federal Funds rate. No amounts were outstanding at December 31, 1998 and 1997.

The Company has two separate $5 million advances from the Federal Home Loan Bank of Topeka. The advances are due February 26, 1999 and February 28, 2001 and carry interest rates of 5.76% and 6.04%, respectively.

In May 1996, the Company issued $50 million of 8.75% surplus notes maturing on May 15, 2016. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions whereby each payment of interest on or principal of the surplus notes may be made only with the prior approval of the Kansas Insurance
Commissioner   and  only  out  of  surplus  funds  that  the  Kansas   Insurance
Commissioner determines to be available for such payment under the Kansas Insurance Code.

9. RELATED-PARTY TRANSACTIONS

The Company owns shares of mutual funds managed by Security Management Company, LLC with net asset values totaling $108,285,000 and $85,950,000 at December 31, 1998 and 1997, respectively. These amounts are included in equity securities on the consolidated balance sheets.

10. STATUTORY INFORMATION

SBL and its insurance subsidiary prepare statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Kansas and New York Insurance regulatory authorities, respectively. Accounting practices used to prepare statutory-basis financial statements for regulatory filings of life insurance companies differ in certain instances from generally accepted accounting principles (GAAP). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners
(NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. In addition, in March 1998, the NAIC adopted the codification of Statutory Accounting Principles (the Codification). Once implemented, the definitions of what comprises prescribed versus permitted statutory accounting practices may result in changes to accounting policies that insurance enterprises use to prepare their statutory financial statements. The implementation date is ultimately dependent on an insurer's state of domicile. The Company does not expect a material impact on its statutory financial statements resulting from the implementation of codification. Statutory capital and surplus of the insurance operations are $427,350,000 and $382,005,000 at December 31, 1998 and 1997, respectively.
Statutory net income of the insurance operations are $50,371,000, $42,950,000 and $37,946,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

11. IMPACT OF YEAR 2000 (UNAUDITED)

Over the past few years, the Company has been assessing the potential impact of the year 2000 on its systems, procedures, customers and business processes. The year 2000 assessment provided information used to determine what system components needed to be changed or replaced to minimize the impact of the calendar change from 1999 to 2000.

The Company will continue to use internal and external resources to modify, replace and test the year 2000 changes. All identified modifications to critical operating systems have been completed as of December 31, 1998, and the Company continues to validate completed systems to ensure ongoing compliance. Management estimates 100% of the identified modifications to other less-important operating systems will be completed by June 30, 1999. In any event, all identified modifications are expected to be completed prior to any anticipated impact on Company operations. Total costs of the modifications have been immaterial to the Company's operations and have been expensed as incurred.

The Company does face the risk that one or more of its critical suppliers or customers (external relationships) will not be able to interact with the Company due to the third party's inability to resolve its own year 2000 issues. The Company completed an inventory of external relationships, is engaged in discussions with such third parties and is requesting information as to those parties' year 2000 plans and states of readiness. The Company, however, is unable to predict with certainty to what extent its external relationships will be year 2000 ready. However, third-party vendors of the Company's primary administrative systems have represented to the Company that the systems are or will be year 2000 ready.

While the Company believes that it has addressed its year 2000 concerns, the Company has begun to strengthen its contingency/recovery plans aimed at ensuring the continuity of critical business functions before, on and after December 31, 1999. The Company expects contingency/recovery planning to be substantially complete by July 1, 1999. The year 2000 contingency plans will be reviewed periodically throughout 1999 and revised as needed. The Company believes its year 2000 contingency plans, coupled with existing disaster recovery and business resumption plans, minimize the impact year 2000 issues may have on its business and customers.

                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial Statements

              All required financial statements are included in Part B of this Registration Statement.

          (b) Exhibits

               (1) Certified Resolution of the Board of Directors of Security
                   Benefit Life Insurance Company ("SBL") authorizing establishment of the Separate Account(a)
               (2) Not Applicable
               (3) (a) Service Facilities Agreement(c)
                   (b) Variable Annuity Sales Agreement
               (4) (a) Individual Contract (Form V6025 1-97)(c)
                   (b) Individual Contract-Unisex (Form V6025- 1/97)(d)
                   (c) Group Unallocated Contract (Form V6320 2-97)(c)
                   (d) Tax-Sheltered Annuity Endorsement (Form 6832A R9-96)(a)
                   (e) Withdrawal Charge Waiver Endorsement (Form V6051 3-96)(a)
                   (f) Waiver of Withdrawal Charge for Terminal Illness
                       Endorsement (Form V6051 TI 2-97)(a)
                   (g) Simple Individual Retirement Annuity Endorsement
                       (Form 4453C-5S 2-97)(a)
                   (h) Individual Retirement Annuity Endorsement
                       (Form V6849A 1-97)(d)
                   (i) Annuity Loan Provisions (Form V6846-1 7-97)(c)
                   (j) Group Withdrawal Charge Waiver (Form GV6051 3-96)(d)
                   (k) Group Certificate Loan Endorsement
                       (Form GV6821 L-4 1-97)(d)
                   (l) Roth IRA Endorsement (Form V6851 10-97)(d)
                   (m) Section 457 Endorsement (Form V6054 1-98)(d)
               (5) Form of Application (Form V7552 2-97)(c)
               (6) (a) Composite of Articles of Incorporation of SBL(e)
                   (b) Bylaws of SBL(e)
               (7) Not Applicable
               (8) Not Applicable
               (9) Opinion of Counsel
              (10) Consent of Independent Auditors
              (11) Not Applicable
              (12) Not Applicable
              (13) Schedules of Computation of Performance
              (14) Powers of Attorney of Howard R. Fricke,  Thomas R. Clevenger,
                   Sister Loretto Marie Colwell, John C. Dicus, William W. Hanna, John E. Hayes, Jr., Laird G. Noller, Frank C. Sabatini and Robert C. Wheeler
              (15) Not Applicable

(a)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Initial Registration Statement No. 333-23723 (March 21, 1997).

(b) Incorporated herein by reference to the Exhibits filed with the Registrant's Pre-Effective Amendment No. 1 under the Securities Act of 1933 and Amendment No. 1 under the Investment Company Act of 1940 to Registration Statement No. 333-23723 (July 2, 1997).

(c) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 1 under the Securities Act of 1933 and Amendment No. 2 under the Investment Company Act of 1940 to Registration Statement No. 333-23723 (October 15, 1997).

(d) Incorporated herein by reference to the Exhibits filed with Registrant's Post-Effective Amendment No. 2 under the Securities Act of 1933 and Amendment No. 3 under the Investment Company Act of 1940 to Registration Statement 333-23723 (April 30, 1998).

(e) Incorporated herein by reference to Exhibits filed with the Variflex Separate Account Post-Effective Amendment No. 20 under the Securities Act of 1933 and Amendment No. 19 under the Investment company Act of 1940 to Registration Statement No. 2-89328 (November 1, 1998).

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

          Name and Principal

          BUSINESS ADDRESS                 POSITIONS AND OFFICES WITH DEPOSITOR
          Howard R. Fricke*                Chairman of the Board, Chief
                                           Executive Officer and Director

          Thomas R. Clevenger              Director
          P.O. Box 8514
          Wichita, Kansas 67208

          Sister Loretto Marie Colwell     Director
          1700 SW 7th Street
          Topeka, Kansas 66044

          John C. Dicus                    Director
          700 Kansas Avenue
          Topeka, Kansas 66603

          Steven J. Douglass               Director
          3231 East 6th Street
          Topeka, KS 66607

          William W. Hanna                 Director
          P.O. Box 2256
          Wichita, Kansas 67201

          John E. Hayes, Jr.               Director
          200 Gulf Blvd.
          Belleair Shore, FL 33786

          Laird G. Noller                  Director
          2245 Topeka Boulevard
          Topeka, Kansas 66611

          Frank C. Sabatini                Director
          120 SW 6th Street
          Topeka, Kansas 66603

          Robert C. Wheeler                Director
          P.O. Box 148
          Topeka, Kansas 66601

          Kris A. Robbins*                 President and Chief Operating Office

          Donald J. Schepker*              Senior Vice President, Chief
                                           Financial Officer and Treasurer

          Roger K. Viola*                  Senior Vice President, General
                                           Counsel and Secretary

          Malcolm E. Robinson*             Senior Vice President and Assistant
                                           to the President

          Greg Garvin*                     Senior Vice President

          Richard K Ryan*                  Senior Vice President

          Amy J. Lee*                      Associate General Counsel,
                                           Vice President and Assistant
                                           Secretary

          Venette Davis*                   Senior Vice President

          James R. Schmank*                Senior Vice Presiden

          J. Craig Anderson*               Senior Vice President

          *Located at 700 Harrison Street, Topeka, Kansas 66636.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

          The Depositor, Security Benefit Life Insurance Company ("SBL"), is wholly owned by Security Benefit Corp., which is wholly owned by Security Benefit Mutual Holding Company ("SBMHC"). No one person holds more than approximately 0.0004% of the voting power of SBMHC. The Registrant is a segregated asset account of SBL.

          The following chart indicates the persons controlled by or under common control with SBL Variable Annuity Account VIII or SBL:

                                                                                        PERCENT OF VOTING
                                                                                      SECURITIES OWNED OR
                                                                JURISDICTION OF       CONTROLLED BY SBMHC
                                    NAME                         INCORPORATION      (DIRECTLY OR INDIRECTLY)
          Security Benefit Life Insurance Company
          (Stock Life Insurance Company)                            Kansas                  100%

          Security Benefit Group, Inc.                              Kansas                  100%
          (Holding Company)

          Security Management Company, LLC                          Kansas                  100%
          (Investment Adviser)

          Security Distributors, Inc. (Broker/Dealer,               Kansas                  100%
          Principal Underwriter of Mutual Funds)

          Security Benefit Academy, Inc.                            Kansas                  100%
          (Daycare Company)

          Creative Impressions, Inc.                                Kansas                  100%
          (Advertising Agency)

          First Advantage Insurance Agency, Inc.                    Kansas                  100%
          (Insurance Agency)

          First Security Benefit Life Insurance and Annuity        New York                 100%
          Company of New York

          SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, IV, X, and Variflex, SBL Variable Life Insurance Account Varilife, Security Varilife Separate Account, Parkstone Variable Annuity Separate Account and T. Rowe Price Variable Annuity Account.

          Through the above-referenced separate accounts, SBL might be deemed to control the open-end management investment companies listed below. The approximate percentage of ownership by the separate accounts for each company is as follows:

          Security Growth and Income Fund        39.4%
          Security Ultra Fund                    32.0%
          SBL Fund                              100.0%

ITEM 27.  NUMBER OF CONTRACT OWNERS

          As of January 31, 1999, there were 737 owners of the Qualified Contracts and 916 owners of the Non-Qualified Contracts.

ITEM 28.  INDEMNIFICATION

          The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

          The Articles of Incorporation include the following provision:

          A Director shall not be personally liable to the Corporation or to its policyholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director

          A. for any breach of his or her duty of loyalty to the Corporation or its policyholders;

          B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

          C.  under the provisions of K.S.A. 17-6424 and amendments thereto; or

          D. for any transaction from which the director derived an improper personal benefit.

          This Article Fifth shall not eliminate or limit the liability of a director for any act or omission occurring prior to the date this Article Fifth becomes effective.

          Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

          (a) Security Distributors, Inc. ("SDI"), a subsidiary of SBL, acts as distributor of the SBL Variable Annuity Account VIII contracts. SDI receives no compensation for its distribution function in excess of the commissions it pays to selling broker/dealers. SDI performs similar functions for SBL Variable Annuity Accounts I, III, IV, and X, Variflex, SBL Variable Life Insurance Account Varilife, Security Varilife Separate Account and Parkstone Variable Annuity Separate Account. SDI also acts as principal underwriter for the following management investment companies for which Security Management Company, LLC acts as investment adviser:
              Security Equity Fund, Security Income Fund, Security Growth and Income Fund, Security Municipal Bond Fund and Security Ultra Fund.

          (b) NAME AND PRINCIPAL               POSITION AND OFFICES
              BUSINESS ADDRESS*                  WITH UNDERWRITER
              ------------------               ------------------
              Richard K Ryan                   President and Director
              John D. Cleland                  Vice President and Director
              James R. Schmank                 Vice President and Director
              Mark E. Young                    Vice President and Director
              Amy J. Lee                       Secretary
              Brenda M. Harwood                Treasurer and Director
              William G. Mancuso               Regional Vice President

              *700 Harrison, Topeka, Kansas 66636-0001

          (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--700 Harrison Street, Topeka, Kansas 66636-0001.

ITEM 31.  MANAGEMENT SERVICES

          All management contracts are discussed in Part A or Part B.

ITEM 32.  UNDERTAKINGS

          (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

          (b) Registrant undertakes that it will include as part of the SBL Variable Annuity Account VIII contract application a space that an applicant can check to request a Statement of Additional Information.

          (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

          (d) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

          (e) SBL, sponsor of the unit investment trust, SBL Variable Annuity Account VIII, hereby represents that it is relying upon American Council of Life Insurance, SEC No-Action Letter, [1988-1989
              Transfer  Binder]  Fed.  Sec. L. Rep.  (CCH) P. 78,904  (Nov.  28,
              1988),  and that it has complied with the provisions of paragraphs
              (1)-(4) of such no-action letter which are incorporated herein by reference.

          (f) Depositor represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(a) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 26th day of February, 1999.

SIGNATURES AND TITLES

Howard R. Fricke                  SECURITY BENEFIT LIFE INSURANCE COMPANY
Director, President and           (THE DEPOSITOR)
Chief Executive Officer
                                  By:  ROGER K. VIOLA
Thomas R. Clevenger                    -----------------------------------------
Director                               Roger K. Viola, Senior Vice President,
                                       General Counsel and Secretary as
Sister Loretto Marie Colwell           Attorney-In-Fact for the Officers and
Director                               Directors Whose Names Appear Opposite

John C. Dicus
Director                          SBL VARIABLE ANNUITY ACCOUNT VIII
                                  (THE REGISTRANT)
Steven J. Douglass
Director                          By:  SECURITY BENEFIT LIFE INSURANCE COMPANY
                                       (THE DEPOSITOR)
William W. Hanna
Director                          By:  HOWARD R. FRICKE
                                       -----------------------------------------
John E. Hayes, Jr.                     Howard R. Fricke, Chairman of the Board,
Director                               President, Chief Executive Officer and
                                       Director
Laird G. Noller
Director
                                  By:  DONALD J. SCHEPKER
Frank C. Sabatini                      -----------------------------------------
Director                               Donald J. Schepker, Senior Vice President
                                       Chief Financial Officer and Treasurer
Robert C. Wheeler
Director
                                  (ATTEST): ROGER K. VIOLA
                                            ------------------------------------
                                            Roger K. Viola, Senior Vice
                                            President, General Counsel and
                                            Secretary

                                          Date:  February 26, 1999

                                  EXHIBIT INDEX

 (1)  None

 (2)  None

 (3)  (a)  None
      (b)  Variable Annuity Sales Agreement form 9482 (R7-97)

 (4)  (a)  None
      (b)  None
      (c)  None
      (d)  None
      (e)  None
      (f)  None
      (g)  None
      (h)  None
      (i)  None
      (j)  None
      (k)  None
      (l)  None

 (5)  None

 (6)  (a)  None
      (b)  None

 (7)  None

 (8)  None

 (9)  Opinion of Counsel

(10)  Consent of Independent Auditors

(11)  None

(12)  None

(13)  Schedules of Computation of Performance

(14)  Powers of Attorney

(15)  None